UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Cloud Peak Energy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CLOUD PEAK ENERGY INC.

505 South Gillette Avenue

Gillette, Wyoming 82716

March 30, 2015

Dear Fellow Stockholder:

It is our pleasure to invite you to attend Cloud Peak Energy Inc.’s 2015 Annual Meeting of Stockholders. The 2015 Annual Meeting of Stockholders will be held on Wednesday, May 13, 2015 at 9:00 a.m. Mountain Time, at the Gillette College Technical Center, 3251 South 4-J Road, Gillette, Wyoming 82718.

In connection with the 2015 Annual Meeting of Stockholders, the attached Notice of Annual Meeting and Proxy Statement describe the business items we plan to address at the meeting. We also will present a brief report on our business and respond to your questions at the meeting.

In accordance with the Securities and Exchange Commission’s “notice and access” model, we are providing our Notice of Annual Meeting, Proxy Statement and annual report on Form 10-K for the year ended December 31, 2014 to you online with paper copies available, free of charge, upon request. On or about March 30, 2015, we began mailing a Notice of Internet Availability of Proxy Materials detailing how to access the proxy materials electronically and how to submit your proxy via the Internet. The Notice of Internet Availability of Proxy Materials also provides instructions on how to request and obtain paper copies of the proxy materials and proxy card or voting instruction form, as applicable. We believe this process provides our stockholders with a convenient way to access the proxy materials and submit their proxies online, while allowing us to reduce our environmental impact as well as the costs of printing and distribution.

Your vote is very important so we encourage you to review the information contained in the proxy materials and submit your proxy, regardless of the number of shares you own. It is important that beneficial owners instruct their brokers on how they want to vote their shares. Please note that you will need the control number provided on your Notice of Internet Availability of Proxy Materials in order to submit your proxy online.

We look forward to seeing you on May 13th.

Sincerely,

Keith Bailey Chairman of the Board	Colin Marshall President, Chief Executive Officer and Director

CLOUD PEAK ENERGY INC.

505 South Gillette Avenue, Gillette, Wyoming 82716

March 30, 2015

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 13, 2015

As a stockholder of Cloud Peak Energy Inc., a Delaware corporation, you are hereby given notice of, and invited to attend in person or by proxy, Cloud Peak Energy Inc.’s 2015 Annual Meeting of Stockholders. The 2015 Annual Meeting of Stockholders will be held at the Gillette College Technical Center, 3251 South 4-J Road, Gillette, Wyoming 82718, on Wednesday, May 13, 2015, at 9:00 a.m. Mountain Time, for the following purposes:

Cloud Peak Energy Proposals:

1.              To elect two Class III members of the Board of Directors of Cloud Peak Energy Inc. (the “Board”) named in the Proxy Statement, each for a term of three years;

2.              To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2015 fiscal year;

3.              To approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission (the “SEC”);

4.              To approve an amendment to the Cloud Peak Energy Inc. Amended and Restated Bylaws (the “Bylaws”) regarding proxy access;

Stockholder Proposal:

5.              If properly presented at the meeting, to consider and vote on a stockholder proposal regarding proxy access; and

Other, If Applicable:

6.              To transact other such business as may properly come before the meeting and any adjournment or postponement thereof.

The Board has fixed the close of business on March 20, 2015 as the record date for the determination of stockholders entitled to notice of and to vote at the 2015 Annual Meeting of Stockholders and any adjournment or postponement thereof.

Pursuant to rules adopted by the SEC, we are providing access to our proxy materials primarily via the Internet, rather than mailing paper copies of these materials to each stockholder. On or about March 30, 2015, we began mailing a Notice of Internet Availability of Proxy Materials which contains instructions on how to access the proxy materials, submit your proxy, and request paper copies of the proxy materials. We believe this process expedites stockholders’ receipt of the proxy materials, lowers the cost of our Annual Meeting through lower printing and distribution costs, and reduces the environmental impact associated with printing a large volume of proxy materials. Your vote is important. We urge you to review the Proxy Statement carefully and to submit your proxy or voting instructions as soon as possible so that your shares will be represented at the meeting.

Thank you for your continued interest and support.

By Order of the Board of Directors,

Bryan Pechersky Executive Vice President, General Counsel, and Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 13, 2015

This Notice of Annual Meeting, the Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2014 (the “Form 10-K”) (which we are distributing in lieu of a separate annual report to stockholders), are available on our website at www.cloudpeakenergy.com, in the “SEC Filings” subsection of the “Investor Relations” section. Additionally, you may access the Notice of Annual Meeting, the Proxy Statement and the Form 10-K at www.proxyvote.com.

PROXY STATEMENT TABLE OF CONTENTS

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CLOUD PEAK ENERGY INC.

505 South Gillette Avenue

Gillette, Wyoming 82716

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 13, 2015

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors of Cloud Peak Energy Inc. (the “Board”) for use at Cloud Peak Energy Inc.’s 2015 Annual Meeting of Stockholders. In this Proxy Statement, references to “Cloud Peak Energy,” the “company,” “we,” “us,” “our” and similar expressions refer to Cloud Peak Energy Inc., unless the context of a particular reference provides otherwise. Although we refer to our website and other websites in this Proxy Statement, the information contained on our website or other websites is not a part of this Proxy Statement.

GENERAL INFORMATION

2015 Annual Meeting Date and Location

Our 2015 Annual Meeting of Stockholders will be held on Wednesday, May 13, 2015, at 9:00 a.m. Mountain Time at the Gillette College Technical Center, 3251 South 4-J Road, Gillette, Wyoming 82718, or at such other time and place to which the meeting may be adjourned or postponed. References in this Proxy Statement to the 2015 Annual Meeting of Stockholders also refer to any adjournments, postponements or changes in location of the meeting, to the extent applicable.

Delivery of Proxy Materials

Mailing Date and Delivery of Proxy Materials

On or about March 30, 2015, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice of Availability”) to our stockholders containing instructions on how to access the proxy materials and submit your proxy online. We have made these proxy materials available to you over the Internet or, upon your request, have delivered paper copies of these materials to you by mail, in connection with the solicitation of proxies by the Board for the Annual Meeting.

Stockholders Sharing an Address

Registered Stockholders—Each registered stockholder (meaning you own shares in your own name on the books of our transfer agent, Computershare Trust Company, N.A.) will receive one Notice of Availability, regardless of whether you have the same address as another registered stockholder.

Street Name Stockholders—If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record) and you are not participating in electronic delivery, applicable rules permit brokerage firms and our company, under certain circumstances, to send one Notice of Availability to multiple stockholders who share the same address. This practice is known as “householding.” Householding saves printing and postage costs by reducing duplicate mailings. If you hold your shares through a broker, you may have consented to reducing the number of copies of materials delivered to your address. In the event that you wish to revoke a “householding” consent you previously provided to a broker, you must contact that broker to revoke your consent. If your household is receiving multiple copies of the Notice of Availability and you wish to request delivery of a single copy, you should contact your broker directly.

Voting

Stockholders Entitled to Vote

The record date for determining the common stockholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof was the close of business on March 20, 2015, at which time we had issued and outstanding [           ] shares of common stock, which were held by [           ] holders of record. Please refer to “Security Ownership of Management and Principal Stockholders” for information about common stock beneficially owned by our directors, executive officers and principal stockholders as of the date indicated in such section. Stockholders of record are entitled to one vote for each share of common stock owned as of the record date. The officer of the company who is in charge of the stock ledger of Cloud Peak Energy will prepare, at least ten days prior to the 2015 Annual Meeting of Stockholders, a complete list of the stockholders entitled to vote at the meeting. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting during ordinary business hours at our principal executive offices located at 505 South Gillette Avenue, Gillette, Wyoming 82716. The list will also be available at the 2015 Annual Meeting of Stockholders for inspection by any stockholder who is present.

Voting of Proxies by Management Proxy Holders

The Board has appointed Mr. Bryan Pechersky, our Executive Vice President, General Counsel and Corporate Secretary, and Mr. Heath Hill, our Executive Vice President and Chief Financial Officer, as the management proxy holders for the 2015 Annual Meeting of Stockholders. Your shares will be voted by the management proxy holders in accordance with your properly submitted instructions. For stockholders who submit a proxy without indicating how to vote their shares, the proxy will be voted as the Board recommends, which is:

Cloud Peak Energy Proposals:

•                  Proposal I (Election of Directors)—FOR the election of each of the persons named under “PROPOSAL I—ELECTION OF DIRECTORS” as nominees for election as Class III directors;

•                  Proposal II (Ratification of the Appointment of Independent Auditors)—FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm (independent auditors) for fiscal year 2015;

•                  Proposal III (Advisory Vote to Approve the Compensation of Named Executive Officers)—FOR the approval, on an advisory basis, of the compensation of the company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the SEC;

•                  Proposal IV (Proxy Access Bylaw Amendment Recommended by Cloud Peak Energy)—FOR the approval of an amendment to our Bylaws regarding proxy access; and

Stockholder Proposal:

•                  Proposal V (Stockholder Proposal Regarding Proxy Access) — AGAINST the stockholder proposal regarding proxy access.

As of the date of this Proxy Statement, the Board is not aware of any other business or nominee to be presented or voted upon at the 2015 Annual Meeting of Stockholders. Should any other matter requiring a vote of stockholders properly arise, the proxies confer upon the management proxy holders discretionary authority to vote the proxies in accordance with their best judgment in the interest of the company.

Quorum; Required Votes; Majority Voting Policy for Directors

Quorum — The holders of a majority of the voting power of the issued and outstanding stock of the company entitled to vote, present in person or represented by proxy, shall constitute a quorum for the transaction of business at the 2015 Annual Meeting of Stockholders. Each vote represented at the meeting in person or by proxy will be counted toward a quorum. Abstentions and “broker non-votes” are counted as present at the annual meeting for purposes of determining whether a quorum is present. If a quorum is not present, the meeting may be adjourned or postponed from time to time until a quorum is obtained.

Broker Non-Votes — Under the rules of the New York Stock Exchange (“NYSE”), brokers holding shares of record for a customer have the discretionary authority to vote on certain proposals if the brokers do not receive timely instructions from the customer regarding how the customer wants the shares voted. However, there are also certain proposals for which brokers do not have discretionary authority to vote if they do not receive timely instructions from the customer. When a broker does not have discretion to vote on a particular matter and the customer has not given timely instructions on how the broker should vote, a “broker non-vote” results. The impact of broker non-votes on the proposals to be voted on at the 2015 Annual Meeting of Stockholders is set forth in the table below. It is important that beneficial owners instruct their brokers on how they want to vote their shares.

Majority Voting Policy for Directors — We have adopted a majority voting policy with respect to the election of directors to the Board. In accordance with our Bylaws, in order for a nominee to be elected as a director, a director nominee must receive more votes cast for than against his or her election. This policy does not apply if we have received a stockholder nominee for director or notice of an intention to nominate a competing candidate, and such stockholder nomination has not been withdrawn by the tenth day before we mail our notice of meeting to stockholders. The Board shall nominate for election as director only a candidate who agrees to tender promptly following the annual meeting at which he or she is elected an irrevocable resignation that will become effective upon (i) the failure to receive the required vote at the annual meeting at which the director faces election, and (ii) Board acceptance of such resignation based on any factors deemed relevant by the Board. Our nominees for director have each signed such a resignation letter. The foregoing summary is qualified by the terms of our majority voting policy, which are included in our Bylaws.

Cloud Peak Energy Proposals:

Proposal	Required Vote	Impact of Broker Non-Votes	Impact of Abstentions
Proposal I (Election of Directors)	See “Majority Voting Policy for Directors” above.

Brokers do not have discretionary authority in the absence of timely instructions from their customers to vote on this proposal.

Broker non-votes are not considered votes cast and do not affect the outcome.

Abstentions are not considered votes cast and do not affect the outcome.

Proposal II (Ratification of the Appointment of Independent Auditors)

In accordance with our Bylaws, to ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2015, the holders of a majority of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote must vote for the ratification.

		Brokers have discretionary authority in the absence of timely instructions from their customers to vote on this proposal.	Abstentions are treated as present or represented and voting and will have the same effect as a vote against this proposal.

Proposal III (Advisory Vote to Approve the Compensation of Named Executive Officers)

To approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the SEC, the holders of a majority of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote must vote for such approval.

This advisory vote on executive compensation is not binding on the company, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the result of the vote when determining future executive compensation programs.

Brokers do not have discretionary authority in the absence of timely instructions from their customers to vote on this proposal.

Broker non-votes are not considered to be entitled to vote and do not affect the outcome.

Abstentions are treated as present or represented and voting and will have the same effect as a vote against this proposal.

Proposal IV (Proxy Access Bylaw Amendment Recommended by Cloud Peak Energy)

To approve the recommended amendment to our Bylaws regarding proxy access, the holders of at least two-thirds of the voting power of the issued and outstanding stock of Cloud Peak Energy entitled to vote must vote for such approval.

If this proposal is approved by stockholders, the proposed bylaw amendment discussed therein will go into effect, even if Proposal V below is also approved. The amendment will not go into effect if this Proposal IV is not approved by stockholders, unless the Board independently elects to implement a Board-approved proxy access bylaw amendment, which the Board may elect to do even if Proposal V below is approved.

Brokers do not have discretionary authority in the absence of timely instructions from their customers to vote on this proposal.

Broker non-votes will have the same effect as a vote against this proposal.

Abstentions will have the same effect as a vote against this proposal.

Stockholder Proposal:

Proposal	Required Vote	Impact of Broker Non-Votes	Impact of Abstentions
Proposal V (Stockholder Proposal Regarding Proxy Access)

To approve the stockholder proposal regarding proxy access, the holders of a majority of the voting power of the issued and outstanding stock of Cloud Peak Energy present in person or represented by proxy and entitled to vote must vote for such proposal.

As discussed above, if Proposal IV is approved, the proposed bylaw amendment discussed therein will go into effect, regardless of whether Proposal V is also approved.

Even if Proposal V is approved, the outcome is not binding on Cloud Peak Energy and the Board may elect to implement a different version of proxy access or no version of proxy access.

Brokers do not have discretionary authority in the absence of timely instructions from their customers to vote on this proposal.

Broker non-votes are not considered to be entitled to vote and do not affect the outcome.

Abstentions are treated as present or represented and voting and will have the same effect as a vote against this proposal.

A representative of Broadridge Financial Services, Inc. will tabulate the votes and act as inspector of elections.

Voting Procedures

Registered Stockholders—If you are a registered stockholder, you may vote your shares or submit a proxy to have your shares voted by one of the following methods:

•                  By Internet. You may submit a proxy electronically via the Internet at www.proxyvote.com. Please have your Notice of Availability, which includes your personal control number, in hand when you log onto the website. Internet voting facilities will close and no longer be available on the date and time specified on the proxy card.

•                  By Telephone. If you request paper copies of the proxy materials by mail, you may submit a proxy by telephone using the toll-free number listed on the proxy card. Please have your proxy card in hand when you call. Telephone voting facilities will close and no longer be available on the date and time specified on the proxy card.

•                  By Mail. If you request paper copies of the proxy materials by mail, you may submit a proxy by signing, dating and returning your proxy card in the pre-addressed envelope provided.

•                  In Person. You may vote in person at the 2015 Annual Meeting of Stockholders by completing a ballot; however, attending the meeting without completing a ballot will not count as a vote. Directions to the meeting are provided at the back of this Proxy Statement.

Street Name Stockholders—If your shares are held in street name, you will receive instructions from your bank, broker or other holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting will be offered to street name stockholders. You may also vote in person at the 2015 Annual Meeting of Stockholders if you obtain a legal proxy from your bank, broker or other holder of record. Please consult the voting instruction form or other information sent to you by your bank, broker or other holder of record to determine how to obtain a legal proxy in order to vote in person at the Annual Meeting.

Revoking Your Proxy

If you are a registered stockholder, you may revoke your proxy or change your vote at any time before the shares are voted at the 2015 Annual Meeting of Stockholders by:

•                  Timely delivering a valid, later-dated executed proxy card;

•                  Timely submitting a proxy with new voting instructions using the Internet or telephone voting system;

•                  Voting in person at the meeting by completing a ballot (attending the meeting without completing a ballot will not revoke any previously submitted proxy); or

•                  Filing a written notice of revocation received by the General Counsel of Cloud Peak Energy Inc. at 505 South Gillette Avenue, Gillette, Wyoming 82716, by 5:00 p.m., Mountain Time, on Tuesday, May 12, 2015.

If you are a street name stockholder and you submit a voting instruction form, you may change your vote by submitting new voting instructions to your bank, broker or other holder of record in accordance with such bank’s, broker’s or other holder of record’s procedures.

Annual Meeting Admission

If you wish to attend the 2015 Annual Meeting of Stockholders in person, you must present a form of personal identification. If you are a beneficial owner of Cloud Peak Energy common stock that is held of record by a bank, broker or other holder of record, you will also need to provide proof of ownership as of the record date to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker are examples of proof of ownership. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the meeting.

Solicitation Expenses

We will bear all costs incurred in the solicitation of proxies, including the preparation, printing and mailing of the Notice of Availability and related proxy materials. In addition to solicitation by mail, our directors, officers and employees may solicit proxies personally or by telephone, e-mail, facsimile or other means, without additional compensation. We have also retained MacKenzie Partners Inc. for proxy solicitation and related services in connection with our 2015 Annual Meeting of Stockholders. Under our agreement with MacKenzie Partners, MacKenzie Partners will receive a fee of $25,000 and we will reimburse MacKenzie Partners for reasonable and customary out-of-pocket expenses incurred in performing such services. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of common stock held by such persons, and we may reimburse these brokerage houses and other custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

Copies of the Annual Report

Upon written request, we will provide any stockholder, without charge, a copy of our annual report on Form 10-K for the year ended December 31, 2014 (the “Form 10-K”), but without exhibits. Stockholders should direct requests to Cloud Peak Energy Inc., Attn: General Counsel, 505 South Gillette Avenue, Gillette, Wyoming 82716. The Form 10-K and the exhibits filed with it are available on our website, www.cloudpeakenergy.com in the “SEC Filings” subsection of the “Investor Relations” section. The Form 10-K does not constitute a part of the proxy solicitation materials.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (“Exchange Act”) and related rules of the Securities and Exchange Commission (the “SEC”) require our directors and Section 16 officers, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports that they file. We assist our directors and Section 16 officers in making their Section 16(a) filings pursuant to powers of attorney granted by our directors and Section 16 officers on the basis of information obtained from them and our records.

Based solely upon a review of Forms 3, 4 and 5 and amendments thereto furnished to Cloud Peak Energy during and with respect to 2014, including those reports that we have filed on behalf of our directors and Section 16 officers pursuant to powers of attorney, no director, Section 16 officer, beneficial owner of more than 10% of the outstanding common stock of the company, or any other person subject to Section 16 of the Exchange Act, failed to file on a timely basis during 2014.

PROPOSAL I

ELECTION OF DIRECTORS

Election of Class III Directors

As of the date of mailing the Notice of Availability, we have six members on our Board. Pursuant to our amended and restated certificate of incorporation and our Bylaws, our Board is divided into three classes, each of which serves for a three-year term. One class of directors is elected each year at the annual meeting of stockholders. The current terms of our three classes of directors are:

Class	Expiration of Current Three-Year Term
III	2015 Annual Meeting of Stockholders
I	2016 Annual Meeting of Stockholders
II	2017 Annual Meeting of Stockholders

The Class III directors elected at the 2015 Annual Meeting of Stockholders will serve for a term of three years, which expires at the annual meeting of stockholders in 2018 or when their successors are duly elected and qualified. Our current Corporate Governance Guidelines state that a director who has attained the age of 72 prior to the annual meeting of stockholders in any year shall retire from office at such annual meeting unless the Board, in its discretion, approves an exception, as was done for Mr. Bailey who turned 72 on April 5, 2014. Please see “Director Retirement Policy” below for additional information.

The nominees for Class III directors are (1) Colin Marshall and (2) Steven Nance, each of whom is a current member of our Board and was recommended for election by our Nominating and Corporate Governance Committee (“Governance Committee”). Each of the nominees has indicated his willingness to serve as a member of the Board if elected. If, however, a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board may recommend, or the Board may reduce the number of directors to eliminate the vacancy, and if any director is unable to serve his or her full term, the Board may by resolution reduce the number of directors or by a majority vote of the directors then in office may designate a substitute to serve until the annual meeting of stockholders in 2018.

The following table sets forth, as of the annual meeting date, certain information about our current directors and nominees:

Name	Age	Position	Class
Keith Bailey	73	Chairman of the Board and Director	I
Patrick Condon	66	Director	I
William Owens	64	Director	I
William Fox III	69	Director	II
Colin Marshall	51	President, Chief Executive Officer and Director Nominee	III
Steven Nance	58	Director Nominee	III

Below are summaries of the background, business experience, attributes, qualifications and skills of the current directors of the company and director nominees.

Keith Bailey has served as Chairman of our Board since September 2009. From 1994 until his retirement from full time employment in 2002, Mr. Bailey served as chief executive officer and chairman of the board of directors of The Williams Companies, Inc., an energy and communications company. Mr. Bailey also served as The Williams Companies, Inc.’s president from 1992 to 2001 and chief financial officer from 1986 to 1992. From 2005 to 2013, Mr. Bailey served on the board of directors of Integrys Energy Group, Inc., a natural gas and electric utility company, as the chairman of its finance committee and on its audit committee. Mr. Bailey served on the board of directors of APCO Oil & Gas

International, Inc. from 1988 through January 2015, as chair of its nominating committee and on its audit committee. Mr. Bailey has served on the board of directors of Aegis Insurance Services Ltd., an insurance company, since 2002 and currently serves on its investment committee. Mr. Bailey served on the board of directors of Markwest Energy Partners, L.P., a natural gas gathering and processing company, from 2005 until June 2014. Mr. Bailey holds a Bachelor of Science degree in mechanical engineering from the Missouri School of Mines and Metallurgy.

Qualifications of Mr. Bailey:  Mr. Bailey has over fifty years’ executive experience in the energy business, particularly with respect to oil and gas and coal, and over twenty-eight years’ experience as a public company director. Mr. Bailey offers extensive senior leadership and energy industry expertise to our Board, as well as significant corporate governance experience with his years in leadership and board positions with other public companies, public and private universities and both local and national boards of major national charities.

Patrick Condon has served as director since March 2012. He is also an independent director and chair of the audit committee of Roundy’s, Inc., a leading Midwest grocery company located in Milwaukee, Wisconsin, and he serves on the board of Entergy Corporation, an energy company based in Louisiana. In addition, he serves on the board of Urban Gateways, a Chicago-based 501(c)(3) organization whose mission is to educate and inspire young people by delivering high-quality, accessible arts experiences that advance their personal and academic growth. Mr. Condon joined Deloitte & Touche in 2002, where he provided various consulting and attest services to clients until his retirement as partner in 2011. Mr. Condon also held a number of regional and national leadership roles within Deloitte & Touche. Mr. Condon worked for Arthur Andersen LLP from 1970 to 2002, providing various consulting and attest services. Mr. Condon earned a Bachelor of Science in business administration degree in accounting from John Carroll University and is a certified public accountant.

Qualifications of Mr. Condon:  Mr. Condon has over forty years’ experience in accounting and finance, with a focus in leadership and strategy, as well as auditing. His qualifications as a financial expert provide an essential skill set to the Board and the Audit Committee.

William Owens has served as a director since January 2010. Mr. Owens served as Governor of Colorado from 1999-2007, and as Colorado State Treasurer from 1995-1999. Mr. Owens has served on the board of directors and audit committee of Key Energy Services, an oilfield services company, since 2007; on the board of directors, compensation and corporate governance committees of Bill Barrett Corporation since 2010; and on the board of directors, compensation and corporate governance committees of Federal Signal Corporation, an industrial products company, since 2011. Mr. Owens also served on the board of directors and audit committee of Vision Logistics, a private transportation company, from 2008-2013. Mr. Owens earned a Bachelor of Science degree from Stephen F. Austin State University and a Master’s degree in public affairs from the University of Texas.

Qualifications of Mr. Owens:  Mr. Owens’ experience in managing in both the public and private sectors makes him well suited to provide advice to the Board, including regarding the political environment that has increasingly impacted our industry in recent years. He also has extensive experience in both the energy and natural resources sectors. Mr. Owens’ breadth of public and private experience, including service on other public and private boards, brings valuable expertise to the Board.

William Fox III has served as a director since October 2009. Mr. Fox was with Citigroup Inc., a global financial services company, and its predecessors for 36 years engaged in corporate lending, and served as a senior credit officer from 1978 until his retirement in 2003. From 1989 until his retirement in 2003, Mr. Fox served as Managing Director, Global Industry Head, Global Energy and Mining of Citigroup. Prior to that, Mr. Fox was Citigroup’s Managing Director, North American Energy and Vice President, Petroleum Department. Mr. Fox has served on the board of directors of Rowan Companies, Inc., a provider of international and domestic contract drilling services, since 2001 and currently serves as the chairman of its audit committee and as a member of its nominating and corporate governance committee. Mr. Fox holds a Bachelor of Arts degree in economics from Trinity College.

Qualifications of Mr. Fox:  Mr. Fox has over thirty years’ experience in commercial banking with a focus in lending to energy companies. In addition, his qualifications as a financial expert and experience as an audit committee chairman on another board provide essential skill sets to the Board and the Audit Committee.

Colin Marshall has served as our President, Chief Executive Officer and a director since July 2008. Previously, he served as the President and Chief Executive Officer of Rio Tinto Energy America Inc. (“RTEA”), an indirect subsidiary of Rio Tinto plc and the former parent company of Cloud Peak Energy Resources LLC (“CPE Resources”), the company’s wholly-owned subsidiary, from June 2006 until November 2009. In this Proxy Statement, references to “Rio Tinto” refer to Rio Tinto plc and Rio Tinto Limited and their subsidiaries, collectively. Rio Tinto plc is the ultimate parent company of

RTEA. From March 2004 to May 2006, Mr. Marshall served as General Manager of Rio Tinto’s Pilbara Iron’s west Pilbara iron ore operations in Tom Price, West Australia, from June 2001 to March 2004, he served as General Manager of RTEA’s Cordero Rojo mine in Wyoming, and from August 2000 to June 2001, he served as Operations Manager of RTEA’s Cordero Rojo mine. Mr. Marshall worked for Rio Tinto plc in London as an analyst in the Business Evaluation Department from 1992 to 1996. From 1996 to 2000, he was Finance Director of the Rio Tinto Pacific Coal business unit based in Brisbane Australia. Mr. Marshall holds a Bachelor of Engineering degree and a Master’s degree in mechanical engineering from Brunel University and a Master of Business Administration from the London Business School.

Qualifications of Mr. Marshall:  In his position as President and Chief Executive Officer, making him the senior most executive of the company, Mr. Marshall provides the Board with a key perspective into the operations of the business, including the operations and marketing challenges it faces. Mr. Marshall has over twenty years’ financial and operational experience in the mining industry.

Steven Nance has served as a director since January 2010. Mr. Nance has been the president and manager of Steele Creek Energy, LLC, a company dealing primarily in oil and gas investments, since 2010. Mr. Nance was appointed to the board of directors of The Williams Companies, Inc. in January 2012 and currently serves on its compensation committee and chairs its special safety committee. Mr. Nance was appointed to the board of directors of Newfield Exploration Company in June 2013 and currently serves on its compensation and operations and reserves committees. Mr. Nance served as president and sole director of Steele Creek Investment Company, the predecessor entity which held Mr. Nance’s oil and gas ownership, from 1997 to November 2013 providing, from time to time, consulting services on matters such as oil and gas investments, succession planning, coaching and leadership development. From 2000 until 2007, Mr. Nance served as the president of Peoples Energy Production Company, an oil and gas exploration and production company. Mr. Nance holds a Bachelor of Science degree in petroleum engineering from Texas Tech University and is a registered professional engineer (inactive status).

Qualifications of Mr. Nance:  Mr. Nance has over thirty years’ experience in the oil and gas industry and has significant experience in senior executive positions, as well as merger and acquisition activities in these industries. Mr. Nance has experience in risk management and, along with his perspective as a former executive, brings a wealth of broad corporate knowledge to the Board.

Board Recommendation on Proposal

The Board unanimously recommends a vote FOR the election of each of the Class III director nominees named above. The management proxy holders will vote all properly submitted proxies FOR election unless properly instructed otherwise.

EXECUTIVE OFFICERS

This section provides information regarding the background, business experience, attributes, qualifications and skills of our current executive officers, other than Mr. Colin Marshall, President, Chief Executive Officer and Director. Refer to the table and disclosure above under “PROPOSAL I—ELECTION OF DIRECTORS” for biographical and related information regarding Mr. Marshall.

Name	Age*	Position(s)
Heath Hill	44	Executive Vice President and Chief Financial Officer
Gary Rivenes	45	Executive Vice President and Chief Operating Officer
Bryan Pechersky	44	Executive Vice President, General Counsel and Corporate Secretary
Bruce Jones	57	Senior Vice President, Technical Services
Cary Martin	63	Senior Vice President, Human Resources
Todd Myers	51	Senior Vice President, Business Development
James Orchard	54	Senior Vice President, Marketing and Government Affairs
Kendall Carbone	49	Vice President and Chief Accounting Officer

*                                         As of the annual meeting date.

Heath Hill has served as our Executive Vice President and Chief Financial Officer since March 2015 and prior to that he served as our Vice President and Chief Accounting Officer since September 2010. Previously, Mr. Hill served in various capacities with PricewaterhouseCoopers LLP, our independent public accountants, from September 1998 to September 2010, including Senior Manager from September 2006 to September 2010, and Manager from September 2003 to

September 2006. While with PricewaterhouseCoopers LLP, Mr. Hill’s responsibilities included assurance services primarily related to SEC registrants, including annual audits of financial statements and internal controls, public debt offerings and IPO transactions. From June 2003 to June 2005 he held a position with PricewaterhouseCoopers in Germany serving U.S. registrants throughout Europe. Mr. Hill never worked on any engagements or projects for Cloud Peak Energy Inc. or its predecessor, Rio Tinto, while he was with PricewaterhouseCoopers LLP. Mr. Hill earned his Bachelor’s degree in accounting from the University of Northern Colorado and is an active certified public accountant.

Gary Rivenes has served as our Executive Vice President and Chief Operating Officer since October 2009. Previously, he served as Vice President, Operations, of RTEA from December 2008 until November 2009, and as Acting Vice President, Operations, of RTEA from January 2008 to November 2008. From September 2007 to December 2007, Mr. Rivenes served as General Manager for RTEA’s Jacobs Ranch mine, from October 2006 to September 2007, he served as General Manager for RTEA’s Antelope mine and from November 2003 to September 2006, he served as Manager, Mine Operations for RTEA’s Antelope mine. Prior to that, he worked for RTEA in a variety of operational and technical positions for RTEA’s Antelope, Colowyo and Jacobs Ranch mines since 1992. Mr. Rivenes holds a Bachelor of Science in mining engineering from Montana College of Mineral, Science & Technology.

Bryan Pechersky has served as our Executive Vice President since January 2015, our General Counsel since January 2010 and our Corporate Secretary since March 2013. Prior to his promotion to Executive Vice President, he served as Senior Vice President beginning in 2010. Previously, Mr. Pechersky was Senior Vice President, General Counsel and Secretary for Harte-Hanks, Inc., a worldwide, direct and targeted marketing company from March 2007 to January 2010. Prior to that, he also served as Senior Vice President, Secretary and Senior Corporate Counsel for Blockbuster Inc., a global movie and game entertainment retailer from October 2005 to March 2007, and was Deputy General Counsel and Secretary for Unocal Corporation, an international energy company acquired by Chevron Corporation in 2005, from March 2004 until October 2005. While in these capacities, Mr. Pechersky’s responsibilities included advising on various legal, regulatory and compliance matters, transactions and other responsibilities that are common for a general counsel and corporate secretary. Mr. Pechersky was in private practice for approximately seven years with the international law firm Vinson & Elkins L.L.P. before joining Unocal Corporation. Mr. Pechersky also served as a Law Clerk to the Hon. Loretta A. Preska, Chief Judge of the U.S. District Court for the Southern District of New York in 1995 and 1996. Mr. Pechersky earned his Bachelor’s degree and Juris Doctorate from the University of Texas, Austin, Texas.

Bruce Jones has served as our Senior Vice President, Technical Services since July 2013, with responsibilities in strategic and long-term mine planning, geological services, land management and environmental affairs. Prior to his appointment as Senior Vice President, Mr. Jones was General Manager of our Spring Creek Mine from March 2007 to July 2013. Before joining the Spring Creek Mine, Mr. Jones was the Operations Manager for Kennecott Utah Copper at the Bingham Canyon Mine in Bingham Canyon, Utah. Mr. Jones began his career as a mining engineer for Inspiration Coal, Inc. in 1982 and has worked in several sectors of the mining industry. During his career, Mr. Jones has held engineering and operations management positions at gold, copper and coal mining operations. Mr. Jones holds a Bachelor of Science degree in mining engineering from the University of Wisconsin-Platteville and a Master of Business Administration from the University of Utah. Mr. Jones is a registered professional engineer in Kentucky and Utah.

Cary Martin has served as our Senior Vice President, Human Resources since October 2009. Previously, he served as Vice President / Corporate Officer of Human Resources for OGE Energy Corp., an electric utility and natural gas processing holding company from September 2006 until March 2008, and as a Segment Vice President for several different divisions of SPX Corporation, an international multi-industry manufacturing and services company from December 1999 until May 2006. In these capacities, Mr. Martin’s responsibilities included oversight of employee and labor relations, workforce planning, employee development, compensation administration, policies and procedures and other responsibilities that are common for a human resources executive. From 1982 until 1999, Mr. Martin served in various management and officer positions for industries ranging from medical facilities to cable manufacturers. Mr. Martin received his Bachelor’s degree in business administration from the University of Missouri and his Master’s degree in management science from St. Louis University.

Todd Myers has served as our Senior Vice President, Business Development since July 2010. Previously, he served as President of Westmoreland Coal Sales Company. Prior to that, Mr. Myers served in other senior leadership positions with Westmoreland Coal in marketing and business development during two periods dating to 1989. In his various capacities with Westmoreland Coal, Mr. Myers’s responsibilities included developing and implementing corporate merger and acquisition strategies, divesting coal related assets, negotiating complex transactions and other responsibilities generally attributable to the management of coal businesses. Mr. Myers also spent five years with RDI Consulting, a leading consulting firm in the energy industry, where he led the energy and environment consulting practice. In 1987, Mr. Myers served as a staff assistant in the U.S. House of Representatives. Mr. Myers earned his Bachelor of Arts in political science from Pennsylvania State

University in University Park, Pennsylvania, and a Master of International Management from the Thunderbird Graduate School of Global Management in Glendale, Arizona.

James Orchard has served as our Senior Vice President, Marketing and Government Affairs since October 2009. Previously, he served as Vice President, Marketing and Sustainable Development for RTEA from March 2008 until November 2009. From January 2005 to March 2008, Mr. Orchard was Director of Customer Service for RTEA. Prior to that he worked for Rio Tinto’s Aluminum division in Australia and New Zealand for over 17 years, where he held a number of technical, operating, process improvement and marketing positions, including as manager of Metal Products from January 2001 to January 2005. Mr. Orchard graduated from the University of New South Wales with a Bachelor of Science and a PhD in industrial chemistry.

Kendall Carbone has served as our Vice President and Chief Accounting Officer since March 2015 and previously as our Assistant Chief Accounting Officer since January 2015. Prior to joining Cloud Peak Energy, Ms. Carbone served as Vice President, Controller and Chief Accounting Officer for both Cool Planet Energy Systems, Inc. from 2013 to 2014 and QEP Resources, Inc. from 2010 to 2013. Ms. Carbone has extensive experience in the energy industry including bio-fuel, natural gas and oil refining as well as previous experience in mining. Ms. Carbone is a CPA and holds a Master’s Degree in accounting from New York University and a Bachelor’s degree in economics from Dartmouth College.

CORPORATE GOVERNANCE

We believe strong corporate governance helps to ensure our company is managed for the long-term benefit of our stockholders. As part of our commitment to corporate governance leadership and our compliance with the listing standards of the NYSE and SEC regulations, we have adopted various charters, policies and procedures. You can access and print, free of charge, the charters of our Audit Committee, Compensation Committee, Governance Committee, and Health, Safety, Environment and Communities Committee (“HSEC Committee”), as well as our Corporate Governance Guidelines, Code of Conduct, Code of Ethics for Principal Executive and Senior Financial Officers, Clawback Policy and certain other policies and procedures from our website at www.cloudpeakenergy.com in the “Corporate Governance and Committee Charters” subsection of the “Investor Relations” section. Additionally, stockholders can request copies of any of these documents free of charge by submitting a written request to Cloud Peak Energy Inc., Attn: General Counsel, 505 South Gillette Avenue, Gillette, Wyoming 82716.

The Board reviews these materials annually and updates them based on changes in Delaware corporate law, the rules and listing standards of the NYSE and SEC regulations, as well as best practices suggested by recognized governance authorities. From time to time, we expect these materials will be modified in response to changing regulatory requirements, evolving practices, concerns of our stockholders and other stakeholders and otherwise as circumstances warrant. We encourage you to check our website periodically for the most recent versions of our governance materials.

Board Leadership Structure; Separate Chairman and CEO Positions

Cloud Peak Energy’s Chairman of the Board and Chief Executive Officer positions are separate. Our Board is composed of a majority of independent directors. The only member of our Board who is not considered independent is Mr. Marshall, our President and Chief Executive Officer. In addition, our Audit, Compensation and Governance Committees, each as described below, are composed of entirely independent directors, including the chairman of each committee. The Board believes that the HSEC Committee is best served by including Mr. Marshall as a member and has appointed an independent director as the chairman of that committee.

The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary as circumstances warrant. We believe the number of independent directors that make up our Board, along with the oversight provided by our independent Chairman of the Board, benefits both the company and our stockholders. The Board and independent directors consider the Board’s leadership structure on a regular basis.

Board’s Role in Risk Oversight

Generally speaking, the Board executes oversight responsibility for risk management directly and through its committees, as follows:

•                  The Audit Committee has primary responsibility for overseeing and discussing with management the process for identifying and classifying the company’s principal risks and identifying appropriate steps to monitor and control such exposures. The company’s Internal Auditor, who reports directly to the Audit Committee and administratively to our Executive Vice President, General Counsel and Corporate Secretary, performs risk assessments and conducts audits of high risk areas accordingly. The Audit Committee’s meeting agendas are planned to include discussions of significant individual risk areas throughout the year. In addition, the Audit Committee has certain oversight responsibilities with respect to our overall legal compliance program.

•                  The Board’s other committees (Compensation Committee, Governance Committee, and HSEC Committee) oversee risks associated with their respective areas of responsibility. For example, the Compensation Committee considers the risks associated with our compensation policies and practices, with respect to both executive compensation and compensation generally.

•                  The Board is kept abreast of its committees’ risk oversight and other activities via reports of the committee chairmen to the full Board. These reports are presented at regular Board meetings and include discussions of committee agenda topics, including matters involving risk oversight. In addition, Board members frequently attend committee meetings regardless of membership on that committee and the full Board is provided with Board and all standing committee meeting materials. For additional information about the activities and responsibilities of the Board’s committees and the scope of the Board’s delegation to its committees, refer to the committees’ charters, which are available on our website at www.cloudpeakenergy.com in the “Corporate Governance and Committee Charters” subsection of the “Investor Relations” section.

•                  The Board’s meetings are also planned to consider specific risk topics, including risks associated with our strategic plan, our capital structure and our significant business activities, and an overall risk review presented by management. In addition, the Board receives detailed regular reports from members of our executive management team, which include discussions of the risks and exposures involved in their respective areas of responsibility. These reports are provided in connection with regular Board meetings and are discussed, as necessary, at Board meetings. Further, the Board’s fulfillment of its oversight responsibility for risk management includes being informed between regular meetings of significant developments, including those that could affect our risk profile or other aspects of our business.

Diversity of Board Members

We do not maintain a separate policy regarding the diversity of our Board members. However, the charter of the Governance Committee provides that in recommending potential nominees to the Board, the Committee will take diversity into account with the intent of creating a Board that consists of members with a broad spectrum of experience and expertise and with a reputation for integrity. Consistent with its charter, the Governance Committee and ultimately the Board seek nominees with distinct professional backgrounds, experience and perspectives so that the Board as a whole has the appropriate mix of skills, perspectives, personal and professional experiences and backgrounds necessary to fulfill the needs of the company with respect to the current issues it faces. Recommendations include consideration by the Governance Committee of the contribution of fellow directors, as well as the qualifications of new nominees.

Board of Directors and Board Committees

Our business is managed under the direction of our Board. The Board appoints the Chief Executive Officer (“CEO”), approves and monitors the fundamental financial and business strategies of our company, and provides a source of advice and counsel to management. The Board also oversees CEO succession planning and is responsible for ensuring that succession planning for other members of senior management is ongoing. In addition, the Board’s responsibilities include reviewing and approving major corporate actions, working with management to identify the principal risks of the company’s businesses and overseeing the implementation of appropriate risk management systems, as well as evaluating, through the Compensation Committee and the independent directors, the compensation of the CEO and other executive officers.

The Board meets on a regularly scheduled basis to review significant developments affecting our company, to act on matters requiring approval by the Board and to otherwise fulfill its responsibilities. It also holds special meetings when an important matter requires action or review by the Board between regularly scheduled meetings. The Board has separately designated standing committees: (1) Audit, (2) Compensation, (3) Governance and (4) HSEC.

The following table provides membership and meeting information for the Board and each of the Board’s standing committees during 2014 and also describes changes to the Board and its committees as of the date of this Proxy Statement:

Director	Independent (1)	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Health, Safety, Environment and Communities Committee
Keith Bailey	Yes	—	—	—	Member
Patrick Condon	Yes	Chair (2)	—	Member	—
William Fox III	Yes	Member (2)	Chair	Member (3)	—
Colin Marshall	No	—	—	—	Member
Steven Nance	Yes	Member	Member (4)	—	Chair
William Owens	Yes	—	Member	Chair	—
James Voorhees (5)	Yes	—	Former Member (5)	Former Member (5)	Former Member (5)
Number of In-Person and Telephonic Committee Meetings in 2014 (6) (7)		9	7	5	5
Number of In-Person and Telephonic Board Meetings in 2014 (6)		8

(1)                                 The Board has determined that the director is independent as described below under “Independence of Directors.”

(2)                                 The Board has determined that the director is an audit committee financial expert as described below under “Audit Committee Financial Experts and Financial Literacy.”

(3)                                 Mr. Fox was appointed to the Governance Committee, effective January 8, 2015, following Mr. Voorhees’ resignation.

(4)                                 Mr. Nance was appointed to the Compensation Committee, effective January 8, 2015, following Mr. Voorhees’ resignation.

(5)                                 Mr. Voorhees resigned from the Board, effective December 31, 2014.

(6)                                 During 2014, each director participated in all of the Board meetings that were held and all meetings of each committee of which the director was a member that were held.

(7)                                 The Pricing Committee of the Board also met 3 times in 2014 in connection with various capital markets transactions.

A brief description of the principal functions of each of the Board’s four standing committees follows. Each committee also has certain oversight responsibilities for risk management as described above. The Board retains the right to exercise the powers of any committee to the extent consistent with applicable rules and regulations, and may do so from time to time. For additional information, please refer to the Audit Committee Charter, the Compensation Committee Charter, the Governance Committee Charter, and the HSEC Committee Charter, which are available on our website at www.cloudpeakenergy.com in the “Corporate Governance and Committee Charters” subsection of the “Investor Relations” section.

Audit Committee

The primary function of the Audit Committee is to assist the Board in fulfilling its responsibility to our stockholders, the investment community and governmental agencies that regulate our activities in its oversight of:

•                  The integrity of our financial statements, financial reports and other financial information filed with the SEC;

•                  The integrity and adequacy of our auditing, accounting and financial reporting processes and systems of internal control over financial reporting;

•                  Our compliance with legal and regulatory requirements, including internal controls designed for that purpose;

•                  The independence, qualifications and performance of our independent registered public accounting firm; and

•                  The performance of our internal audit function.

The Audit Committee provides an avenue of free, open and clear communication among the auditors, the internal audit function, management, the Audit Committee and the Board. The Audit Committee is also responsible for preparing the Audit Committee Report that SEC rules require be included in our annual proxy statement. The Audit Committee meets regularly in executive session with the Chief Financial Officer, internal auditor, General Counsel and external auditors, and as a committee. These executive sessions may include other non-employee directors.

Compensation Committee

General

The Compensation Committee determines and oversees the execution of the company’s compensation philosophy and oversees the administration of the company’s executive compensation program. The primary functions of the Compensation Committee are to:

•                  Review, evaluate and approve, or recommend to the Board or other independent directors of the Board, our agreements, plans, policies and programs to compensate our executive officers and directors;

•                  Oversee our plans, policies and programs to compensate our non-executive employees;

•                  Review and discuss with our management the Compensation Discussion and Analysis (“CD&A”) included in our annual proxy statement, and determine whether to recommend to the Board that the CD&A be included in our annual proxy statement, in accordance with applicable rules and regulations;

•                  Produce the Compensation Committee Report as required by Item 407(e)(5) of Regulation S-K for inclusion in our annual proxy statement, in accordance with applicable rules and regulations; and

•                  Otherwise discharge the Board’s responsibilities relating to compensation of our executive officers and directors.

The Compensation Committee may, in its discretion and as appropriate, delegate duties and responsibilities to a member or to a subcommittee of the Compensation Committee. However, no subcommittee may be delegated any power or authority required by any law, regulation or listing standard to be exercised by the Compensation Committee as a whole. No subcommittees were formed or met in 2014.

The Compensation Committee meets in executive session as it deems appropriate to review and consider executive compensation matters without the presence of our executive officers. These executive sessions may include other non-employee directors.

Other Participants in the Executive Compensation Process

In addition to the members of the Compensation Committee and members of the Board who may also be in attendance at the Compensation Committee’s meetings, our CEO, Senior Vice President, Human Resources and the Compensation Committee’s independent compensation consultant, Aon Hewitt, also participated in and contributed to our executive compensation process during 2014. Ultimately, the Compensation Committee exercises its independent business judgment with respect to recommendations and opinions of these other participants and the Compensation Committee (or our independent directors as a group) makes final determinations about our executive officer compensation.

CEO—During its meetings throughout 2014, the Compensation Committee invited input from our CEO on executive compensation for 2014. In particular, Mr. Marshall provided the perspective of management to the Compensation Committee regarding executive compensation matters generally and the performance of the executive officers reporting to him. Mr. Marshall provided input on the company targets, and, for the executive officers reporting to him, the personal performance measurements related to our Annual Incentive Plan for 2014, base salary levels and other compensation matters. Mr. Marshall did not provide recommendations with respect to his own compensation amounts.

Compensation Consultants—As in prior years, the Compensation Committee retained Aon Hewitt to assist with the evaluation and determinations for our executive compensation program and other executive and director compensation matters. Under the terms of the engagement, Aon Hewitt reports directly to the Compensation Committee. Although Aon Hewitt also works in cooperation with management as required to gather information necessary to carry out its obligations to the Compensation Committee, Aon Hewitt does not have a separate engagement with our management.

For 2014, as a result of challenging industry conditions and our company’s cost management initiatives, the Compensation Committee determined there would be no adjustments to the executive compensation program for any of its executive officers. Accordingly, executive officer base salaries, target annual cash bonus opportunities (as a percentage of base salary) and target equity award values (as a percentage of base salary), as well as the overall structure and components of the executive compensation program, remained the same as in 2013. Because there were no adjustments for 2014, Aon Hewitt did not conduct a comprehensive market review for purposes of 2014 executive compensation determinations. Aon Hewitt’s engagement for 2014 included the following, at the Compensation Committee’s request:

•                  Assist the Compensation Committee in staying abreast of industry, governance and regulatory developments impacting executive and director compensation;

•                  Participate in Compensation Committee meetings as requested and provide the views of Aon Hewitt with regard to various agenda items considered by the Compensation Committee throughout 2014;

•                  Assist the Compensation Committee in reviewing and updating the company’s Performance Peer Group, which is used for purposes of total shareholder return (“TSR”) comparisons and vesting requirements in the company’s performance share unit awards;

•                  In connection with the company’s previously announced Chief Financial Officer transition that was effective in March 2015, provide peer company data to assist the Compensation Committee in its compensation determinations for the promotion of Mr. Heath Hill from Vice President and Chief Accounting Officer to Executive Vice President and Chief Financial Officer, upon the March 2015 resignation of the company’s former Chief Financial Officer, Mr. Michael Barrett; and

•                  Assist with the Compensation Committee’s periodic compensation program risk assessment.

In connection with its engagement of Aon Hewitt, the Compensation Committee assessed the independence of Aon Hewitt pursuant to applicable SEC and NYSE rules and concluded that Aon Hewitt’s work for the Compensation Committee does not raise any conflict of interest.

Nominating and Corporate Governance Committee

The primary functions of the Governance Committee are to:

•                  Advise the Board and make recommendations regarding appropriate corporate governance practices and assist the Board in implementing those practices;

•                  Assist the Board by identifying individuals qualified to become members of the Board, consistent with the criteria approved by the Board, and recommending director nominees to the Board for election at the annual meetings of stockholders or for appointment to fill vacancies on the Board;

•                  Advise the Board about the appropriate composition of the Board and its committees;

•                  Lead the Board in the annual performance evaluation of the Board, its committees and of management; and

•                  Direct all matters relating to the succession of our CEO.

Health, Safety, Environment and Communities Committee

The primary functions of the HSEC Committee are to oversee:

•                  Our compliance with safety, health, environmental and sustainability-related laws and other regulatory requirements applicable to our business;

•                  Our initiatives to enhance sustainable business practices and our reputation as a responsible corporate citizen, including the promulgation and enforcement of policies, procedures and practices which promote the protection of the safety and health of our employees, contractors, customers, the public and the environment;

•                  The plans, programs and processes established by us to evaluate and manage safety, health, environmental and sustainability risks to our business, operations, products and reputation generally; and

•                  Our response to significant safety, health, environmental and sustainability-related public policy, legislative, regulatory, political and social issues, trends or incidents that may affect our business operations, financial performance or public image or the industry in which we operate.

Director Nomination Process

The Governance Committee identifies and recommends to the Board the candidates for nomination as directors. Stockholders may propose nominees for consideration by our Governance Committee by submitting names and supporting information to Cloud Peak Energy Inc., Attn: Corporate Secretary, 505 South Gillette Avenue, Gillette, Wyoming, 82716 in accordance with our Bylaws and applicable law. The Board approves the final choice of candidates for nomination and recommendation for election to our stockholders.

The Governance Committee selects nominees for the Board, including any nominees proposed for consideration by our stockholders, in accordance with the procedures and criteria set forth in the Corporate Governance Guidelines and the Governance Committee’s charter. The Board seeks a diverse group of candidates who possess the background, skills and expertise necessary to make a significant contribution to the Board and the company. In reviewing director candidates, the Governance Committee reviews each candidate’s qualifications for membership on the Board and takes into account the qualities required to add value to the company and to the functioning of the Board and its committees such as independence, financial expertise, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate’s experience with the experience of other Board members, the candidate’s personal and professional integrity and business judgment, and the candidate’s willingness to commit the required time to serve as a Board member.

As provided by our Corporate Governance Guidelines, a Board member is expected to demonstrate high ethical standards and integrity in his or her personal and professional dealings, act honestly and in good faith with a view to the best interest of the company, devote sufficient time to the affairs of the company and exercise care, diligence and skill in fulfilling his or her responsibilities, both as a Board member and as a member of any of its standing committees. A Board member is also expected to provide independent judgment on a broad range of issues, understand and challenge the key business plans of the company, be willing to work in a team and be open to opinions of others, and raise the appropriate difficult questions and issues to facilitate active and effective participation in the deliberation of the Board and of each committee on which he or she serves. Further, each of the Board members should make all reasonable efforts to attend all Board and committee meetings, review the materials provided by management in advance of the Board and committee meetings, and inform the Chairman of the Board before accepting membership on any other board of directors or audit committees. A Board member should also inform the Chairman of the Board of any change in the director’s interests that could affect the director’s relationship to the company.

The Governance Committee and the Board may take into account the nature of and time involved in a director’s service on other boards in evaluating the suitability of individual directors and making its recommendations to the Board or the company’s stockholders, as applicable.

Director Retirement Policy

In accordance with our Corporate Governance Guidelines, a director who has attained the age of 72 prior to the annual meeting of stockholders in any year shall retire from office at such annual meeting unless the Board, in its discretion, approves an exception as was done for Mr. Bailey who turned 72 on April 5, 2014. Based on his significant and continuing contributions, the Board, excluding Mr. Bailey, unanimously determined that it is in the best interest of the company for Mr. Bailey to continue to serve the remainder of his current term, which will expire at the annual meeting of stockholders in 2016.

Independence of Directors

Pursuant to our Corporate Governance Guidelines and the rules of the NYSE, our Board is comprised of a majority of directors who satisfy the criteria for “independent directors.”

Annual questionnaires are used to gather input to assist the Governance Committee and the Board in their determinations of the independence of the non-employee directors. Based on the foregoing and on such other due consideration and diligence as it deemed appropriate, the Governance Committee presented its findings to the Board on the independence of (1) Keith Bailey, (2) Patrick Condon, (3) William Fox III, (4) William Owens, (5) Steven Nance and (6) former director James Voorhees, in each case in accordance with the applicable federal securities laws, the SEC rules promulgated thereunder, and the applicable rules of the NYSE and our Guidelines on the Independence of the Directors (which may be found in Annex A to our Corporate Governance Guidelines).

The Board concluded that, other than in their capacity as directors, none of the non-employee directors had a material relationship with Cloud Peak Energy, either directly or as a partner, stockholder or officer of an organization that has a relationship with Cloud Peak Energy. The Board further determined that, (1) each director serving on the Audit Committee, Compensation Committee and Governance Committee is otherwise independent under applicable NYSE listing standards and our Guidelines on the Independence of the Directors for purposes of serving on the Board, the Audit Committee, the Compensation Committee and the Governance Committee, as applicable, (2) each such non-employee director satisfies the additional audit committee independence standards under Rule 10A-3 of the Exchange Act and the additional independence requirements applicable specifically to Compensation Committee members under the NYSE’s listing standards, and (3) each director serving on the Compensation Committee qualifies as an “outside director” under Section 162(m) of the Internal Revenue Code (the “Code”) and a “non-employee director” under Rule 16b-3 of the Exchange Act.

Executive Sessions

Our Corporate Governance Guidelines provide that every regular meeting of the Board will include one or more executive sessions at which no employee directors or other members of senior management are present in order to promote free and open discussion and communication among the non-executive directors. At least one executive session per year includes only independent directors. Our Chairman of the Board, Keith Bailey, who is an independent director, presides over all executive sessions of the Board. If, in the future, our Chairman of the Board were to be a person who is an executive of the company, in accordance with our Corporate Governance Guidelines, our Board would appoint a lead director from among the non-executive directors to preside over the executive sessions of the Board.

Audit Committee Financial Experts and Financial Literacy

The Board has determined that Messrs. Condon, Fox and Nance, the current members of the Audit Committee, are each financially literate as interpreted by the Board in its business judgment based on applicable NYSE rules, and that Messrs. Condon and Fox each further qualify as an audit committee financial expert, as such term is defined in applicable SEC rules.

Communications with Non-Management Directors and Other Board Communications

The Board provides a process, pursuant to its Policy Regarding Communications from Stockholders, to enhance the ability of stockholders and other interested parties to communicate directly with the non-management directors as a group, the entire Board, Board committees or individual directors.

Stockholders and other interested parties may communicate by writing to: Cloud Peak Energy Inc., 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: Corporate Secretary; or via Internet at www.cloudpeakenergy.com by clicking on “Contact the Board” in the “Corporate Governance and Committee Charters” subsection of the “Investor Relations” section. Stockholders may submit their communications to the Board or individual directors on a confidential or anonymous basis by sending the communication in a sealed envelope marked “Confidential—To be opened only by the Secretary of the Company.” The Secretary of the Company will compile all communications submitted using the process described herein and forward such communications to such director or group of directors he deems necessary or appropriate. The Secretary is not required to forward certain communications if it is determined that the communication is (1) unrelated to the duties and responsibilities of the Board, (2) unduly hostile, threatening or illegal, or (3) obscene or otherwise deemed to be inappropriate.

Stockholder communications that relate to accounting, internal accounting controls or auditing matters will be processed in accordance with our Accounting Complaints Policy. Concerns about accounting or auditing matters may be forwarded on a confidential or anonymous basis to the Audit Committee by writing to: Cloud Peak Energy Inc., 505 South Gillette Avenue, Gillette, Wyoming 82716 Attn: General Counsel, as well as through the Ethics Hotline at (866) 528-0054.

Director Attendance at Annual Meetings

The Corporate Governance Guidelines provide that directors are expected to attend our annual meeting of stockholders. All of our directors at the time of the 2014 annual meeting of stockholders attended that meeting.

Certain Relationships and Related Party Transactions

Policies and Procedures for Review and Approval of Related Party Transactions

Pursuant to our Related Party Transactions Policy, our Audit Committee reviews and approves or ratifies transactions in excess of $100,000 of value in which we participate and in which a director, nominee for director, executive officer of the company or any immediate family member thereof, or beneficial holder of more than 5% of any class of our voting securities has or will have a direct or indirect material interest. Under this policy, the Audit Committee is to obtain all information it believes to be relevant to a review and approval or ratification of these transactions. After appropriate review (which includes consideration of the financial terms of the transaction), the Audit Committee is to approve only those related party transactions that are consistent with our Related Party Transactions Policy and on terms, taken as a whole, which the Audit Committee believes are no less favorable to us than could be obtained in an arms-length transaction with an unrelated third party, unless the Audit Committee determines that the transactions are not inconsistent with the best interests of the company.

Management Services Agreement

In connection with our 2009 initial public offering and related corporate structuring transactions, Cloud Peak Energy Inc. entered into the Management Services Agreement with its wholly-owned subsidiary CPE Resources pursuant to which we provide certain management services to CPE Resources. In exchange for the services, CPE Resources reimburses us for compensation and other expenses of certain of our officers and for reasonable out-of-pocket costs and expenses incurred by us for providing the management services, including legal, accounting and other third-party advisors and consultants, certain insurance costs and other items of corporate overhead and costs associated with our maintenance of our corporate existence and status as a reporting company under the federal securities laws. CPE Resources also provides reasonable administrative and support services to us, such as office facilities, equipment, supplies, payroll and accounting and financial reporting. The Management Services Agreement also provides that our employees may participate in CPE Resources’ benefit plans, and that CPE Resources employees may participate in our equity incentive plan. CPE Resources has agreed to indemnify us for any losses arising from our performance under the Management Services Agreement, except that we have agreed to indemnify CPE Resources for any losses caused by our willful misconduct or gross negligence. In the event we cease to serve as manager of CPE Resources, the Management Services Agreement will automatically terminate. In 2014, CPE Resources paid us approximately $8.8 million for services rendered under this agreement.

Policies on Business Conduct and Ethics

We have established a corporate compliance program as part of our commitment to responsible business practices in all of the communities in which we operate. The Board has adopted a Code of Conduct that applies to all of our directors, officers and employees, which, although not intended to cover every situation or circumstance that may arise, is designed to (1) provide basic principles and guidelines to assist directors, officers and employees in complying with the legal and ethical requirements governing the company’s business conduct and (2) cover a wide range of business practices and procedures. In addition, we have adopted a Code of Ethics for Principal Executive and Senior Financial Officers mandating a commitment to financial integrity and to full and accurate financial disclosure in compliance with applicable accounting policies, laws and regulations. These two policies form the foundation of a compliance program that includes policies and procedures covering a variety of specific areas of professional conduct, including compliance with laws, conflicts of interest, confidentiality, public corporate disclosures, insider trading, anti-bribery, trade practices, protection and proper use of company assets, intellectual property, financial accounting, employment practices, health, safety and environment, and political contributions and payments.

Both our Code of Conduct and our Code of Ethics for Principal Executive and Senior Financial Officers are available on our website at www.cloudpeakenergy.com in the “Corporate Governance and Committee Charters” subsection of the “Investor Relations” section. In accordance with NYSE and SEC rules, we will disclose any future amendments to or waivers from our Code of Ethics for our Principal Executive and Senior Financial Officers as well as any waivers from our Code of Conduct for directors and executive officers by posting such information on our website within the time period required by applicable SEC and NYSE rules.

Indemnification of Officers and Directors

Our Bylaws require us to indemnify our officers and directors to the fullest extent permitted by the Delaware General Corporation Law. Our Bylaws also state that Cloud Peak Energy has the power to purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer employee or agent of the company, or is or was serving at the request of the company as a director, officer employee or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise (including, without limitation, with respect to an employee benefit plan), against any liability asserted against the person and incurred by the person or on the person’s behalf in any such capacity, or arising out of the person’s status as such, whether or not the company would have the power to indemnify the person against such liability under our Bylaws or the Delaware General Corporation Law; provided, however, that such insurance is available on acceptable terms, which determination will be by a vote of a majority of the Board.

Management Certifications

In accordance with the Sarbanes-Oxley Act of 2002 and SEC rules thereunder, our Chief Executive Officer and Chief Financial Officer have signed certifications under Sarbanes-Oxley Section 302, which have been filed as exhibits to the Form 10-K. In addition, our Chief Executive Officer submitted our most recent certification to the NYSE under Section 303A.12(a) of the NYSE listing standards on May 20, 2014.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the number of shares of common stock beneficially owned by each person known by Cloud Peak Energy to beneficially own more than 5% of the outstanding shares of our common stock. Except as otherwise noted, (A) the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, and (B) ownership is as of the dates noted below. As of February 27, 2015, there were 61,021,242 shares of our common stock outstanding.

Name and Address of Beneficial Owner	Number of Shares of Common Stock	Percent of Class
BlackRock, Inc. (1)	5,286,146	8.66%
40 East 52nd Street
New York, NY 10022
Dimensional Fund Advisors LP (2)	3,953,433	6.48%
6300 Bee Cave Road
Austin, TX 78746
The Vanguard Group, Inc. (3)	3,934,715	6.45%
100 Vanguard Blvd.
Malvern, PA 19355

(1)                           This information is based on a Schedule 13G/A filed with the SEC on January 22, 2015, by BlackRock, Inc., in which it reported sole voting power as to 5,110,058 shares and sole dispositive power as to all shares.

(2)                           This information is based on a Schedule 13G filed with the SEC on February 5, 2015, by Dimensional Fund Advisors LP (“Dimensional”), in which it reported sole voting power as to 3,782,866 shares and sole dispositive power as to all shares. Dimensional furnishes investment advice to four investment companies registered under the Investment Company Act of 1940, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts (such investment companies, trusts and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional may act as an adviser or sub-adviser to certain Funds. In its role as investment advisor, sub-adviser and/or manager, Dimensional or its subsidiaries may possess voting and/or investment power over the securities that are owned by the Funds, and may be deemed to be the beneficial owner of the shares held by the Funds. However, all securities are owned by the Funds. Dimensional disclaims beneficial ownership of such securities.

(3)                           This information is based on a Schedule 13G/A filed with the SEC on February 11, 2015, by The Vanguard Group, Inc., in which it reported sole voting power as to 88,142 shares, sole dispositive power as to 3,850,273 shares and shared dispositive power as to 84,442 shares.

The following table sets forth information with respect to the number of shares of our common stock beneficially owned by (1) our “named executive officers,” which, for purposes of this Proxy Statement, refers to the five current and former executive officers included in the Summary Compensation Table below in this Proxy Statement, (2) each current Cloud Peak Energy director and each nominee for director, and (3) all current Cloud Peak Energy directors and executive officers as a group. Except as otherwise noted, (1) the persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them, and (2) ownership is as of February 27, 2015.

Name and Address (1) of Beneficial Owner	Number of Shares of Common Stock (2)	Percent Of Class
Colin Marshall	627,288	1.02%
Gary Rivenes	134,621	*
Michael Barrett (3)	149,345	*
James Orchard	86,619	*
Bryan Pechersky	89,995	*
Keith Bailey	83,962	*
William Fox III	33,843	*
William Owens	33,030	*
Steven Nance	32,530	*
Patrick Condon	26,993	*
All Current Executive Officers and Directors as a Group (14 persons)	1,292,955	2.11%

*                                         Less than 1%.

(1)                                 Address for beneficial owners shown in the table is: c/o Cloud Peak Energy, 505 South Gillette Avenue, Gillette, Wyoming 82716.

(2)                                 Includes the following: (a) shares of unvested restricted stock, (b) common stock underlying restricted stock units that may vest within 60 days of February 27, 2015, and (c) shares issuable upon the exercise of outstanding stock options that are exercisable within 60 days of February 27, 2015, as follows:

Name	Unvested Restricted Stock Awards	Common Stock Underlying Restricted Stock Units	Shares Issuable Upon Exercise of Options (4)
Colin Marshall	30,882	—	468,036
Gary Rivenes	12,500	—	66,652
Michael Barrett (3)	11,323	—	92,438
James Orchard	7,500	—	54,712
Bryan Pechersky	4,779	—	68,409
Keith Bailey	—	33,549	—
William Fox III	—	25,156	—
William Owens	—	25,156	—
Steven Nance	—	25,156	—
Patrick Condon	—	26,188	—

(3)                                 Mr. Barrett resigned from the company, effective March 16, 2015 and, as a result, forfeited all of his unvested equity awards.

(4)                                 As of February 27, 2015, all exercisable stock options had an exercise price greater than the market price of the underlying stock.

EXECUTIVE COMPENSATION

Compensation Committee Report

The material in this Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K and contained in this Proxy Statement. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Compensation Committee
William Fox III, Chair
Steven Nance
William Owens

Compensation Discussion and Analysis

This Compensation Discussion and Analysis (“CD&A”) provides a discussion of the compensation philosophy and objectives that underlie our executive compensation program and how we evaluated and set our executives’ compensation for 2014. This CD&A is intended to provide qualitative information concerning how 2014 compensation was earned and awarded to our named executive officers. Further, it identifies the most significant factors relevant to our 2014 executive compensation decisions as well as any significant changes to our executive compensation program that have been implemented prior to filing this Proxy Statement for 2015 and gives context to the data presented in the compensation tables included below in this Proxy Statement. The term “executive officers” means our senior executives who are all listed above under the heading “Executive Officers” and also includes Mr. Marshall (who is listed further above under the heading “Proposal I—Election of Directors” and is also an executive officer). The term “named executive officers” means the five current and former executive officers identified in the table below, each of whom were considered “executive officers” as of December 31, 2014.

Our Named Executive Officers

Named Executive Officer	Title
Colin Marshall	President, Chief Executive Officer and Director
Gary Rivenes	Executive Vice President and Chief Operating Officer
Michael Barrett (1)	Former Executive Vice President and Chief Financial Officer
James Orchard	Senior Vice President, Marketing and Government Affairs
Bryan Pechersky	Executive Vice President, General Counsel and Corporate Secretary

(1)                                 Mr. Barrett resigned from the company, effective March 16, 2015.

Executive Summary

Our executive compensation program is designed to attract and retain highly competent, motivated executives and reward them for superior performance, consistent with creating long-term stockholder value. It consists of a mix of three primary components, which we believe appropriately reward our executive officers for their overall contribution to company performance, while also aligning their interests with those of our stockholders with the ultimate objective of increasing long-term stockholder value:

•                  A competitive base salary;

•                  The potential for an annual cash incentive depending on company Adjusted EBITDA and safety performance and on individual performance; and

•                  An equity-based long-term incentive program that is tied to the performance of our share price, including relative and absolute TSR over a three-year period, and requires executives to maintain substantial ownership in accordance with our stock ownership guidelines.

In addition to these three primary components of executive compensation, our executive compensation program includes other features that we believe are consistent with strong governance practices, including:

•                  Annual say on pay stockholder vote regarding our executive compensation program;

•                  Annual compensation program risk assessment;

•                  Engagement by the Compensation Committee of an independent compensation consultant;

•                  Executive stock ownership guidelines and holding requirements;

•                  Clawback Policy for incentive compensation;

•                  Insider Trading Policy that prohibits, among other things, hedging transactions relating to our stock;

•                  Double-trigger, rather than single-trigger, change in control vesting acceleration provisions for awards under our Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (the “LTIP”); and

•                  No repricing of stock options without stockholder approval.

These components and other features of our overall executive compensation program are discussed in more detail below in this Proxy Statement.

For 2014, as a result of challenging industry conditions and our company’s cost management initiatives, the Compensation Committee determined there would be no adjustments to the executive compensation program for any of our executive officers. Accordingly, executive officer base salaries, target annual cash bonus opportunities (as a percentage of base salary) and target equity award values (as a percentage of base salary), as well as the overall structure and components of the executive compensation program, remained the same as in 2013. We believe our total compensation for 2014 appropriately reflects our performance for the year and the performance of our executive team.

As described in our year-end 2014 earnings announcement, our company and industry again faced a challenging external environment and weak coal pricing. Global economic growth remained sluggish, rail constraints reduced our shipments, there were abundant supplies of low priced natural gas, federal regulatory actions continued to negatively impact coal-fueled electricity generation in the United States, and there were low international coal prices, which were exacerbated by the strong U.S. dollar benefiting non-U.S. coal producers. Despite the external environment, our mines effectively reduced costs and controlled capital expenditures and we delivered Adjusted EBITDA (defined below) of over $200 million and finished the year with a strong cash position. We ended 2014 with available liquidity of $721 million, including cash and investments of $168.7 million at December 31, 2014.

In addition, we completed a number of important transactions in 2014 to strengthen our balance sheet, improve our long-term cash flow and enhance our export opportunities:

•                  Reduced long-term debt by $100 million, refinanced $200 million of senior notes at favorable interest rates and extended the maturity from 2017 to 2024;

•                  Entered into a new five year $500 million revolving credit facility that matures in February 2019. Subsequently, we amended the revolving credit facility to further relax certain financial covenants, including the net secured leverage ratio and net cash interest expense coverage ratio;

•                  Secured approval from the Wyoming Department of Environmental Quality to release and self-bond $200 million of reclamation surety bonds;

•                  Terminated the Tax Receivable Agreement (“TRA”) with Rio Tinto and extinguished the undiscounted liability of $103.6 million for a payment of $45.0 million;

•                  Divested our 50% share of the Decker Mine, reducing asset retirement liabilities by $72.2 million and receiving an option for up to 7.7 million tons of export capacity at the proposed Millennium Bulk Terminal; and

•                  Increased our committed export capacity at the fully-utilized Westshore Terminal, the lowest cost of the two existing cape-size ports in the Pacific Northwest for Powder River Basin exports to Asia.

The following table highlights our 2014 financial performance:

	Year Ended
(in millions, except per ton amounts)	12/31/2014	12/31/2013
Adjusted EBITDA (1)	$201.9	$218.6
Net income	$79.0	$52.0
Average cost per ton sold	$10.19	$10.23
Shipments — owned and operated mines (tons)	85.9	86.0
Asian exports (tons)	4.0	4.7

(1)                                 Non-GAAP financial measure; please refer to Part II, Item 6 “Selected Financial Data,” Footnote 4 in our Form 10-K filed on February 18, 2015 for additional information regarding and a reconciliation of Adjusted EBITDA.

During 2014, our nearly 1,400  full-time mine site employees suffered 12 reportable injuries resulting in a 2014 Mine Safety and Health Administration (“MSHA”) All Injury Frequency Rate (“AIFR”) of 0.79, an increase from the full year 2013 rate of 0.59. As discussed in more detail below, our MSHA AIFR number is usually different than our safety performance number we use for our annual cash bonus plan. As a result of the differences between our AIFR calculation for our bonus plan and the MSHA calculation, for 2014, we calculated an AIFR of 0.55 for our cash bonus plan safety performance and thereby achieved 129% of the target safety performance.

From the end of 2013 to the end of 2014, our TSR (calculated using the same methodology as for our performance share units) relative to our Performance Peer Group (defined below) was at the 52nd percentile. Our absolute TSR in 2014 (calculated on the same basis) was negative 45%. This performance reflects the continued challenging external environment facing our industry. Our TSR in 2014 impacts the three-year performance period for performance unit awards granted in 2014 and in certain prior years, in addition to the overall impact that our stock price has on the value associated with restricted stock and stock option awards.

For our CEO and other named executive officers, the three primary components of our executive compensation program discussed above represent the following percentages of their 2014 total targeted direct compensation:

2014 Direct Compensation Components—CEO (80% performance-based)	2014 Direct Compensation Components—Average Other NEOs (70% performance-based)

Base salaries are generally reviewed annually based upon a detailed review of the compensation for comparable positions of our Compensation Peer Group (defined below) and other market data provided from time to time by Aon Hewitt, the Compensation Committee’s independent compensation consultant. In addition, the Compensation Committee assesses individual performance, experience, responsibilities and time in position. For 2014, no changes were made to executive officer base salaries and, therefore, the Compensation Committee did not conduct a market comparison for base salaries. The following chart shows the annual adjustments, if any, to base salaries from 2012 through 2015 for the CEO and our other named executive officers:

2012-2015 NEO Base Salaries

The various adjustments that were made to base salaries over this multi-year period brought these salaries into better alignment with the base salaries for the respective positions of our Compensation Peer Group, and also were intended to reflect the contribution and performance of the individuals. For a discussion regarding 2015 base salaries, please see “—Changes in Executive Compensation Program for 2015” below.

Our Annual Incentive Plan (“AIP”), approved at the 2013 annual meeting of stockholders, is an annual cash incentive plan designed to reward executives for the achievement of certain annual company performance targets that are approved by the Compensation Committee. Under the AIP, each executive has the potential to earn an annual cash incentive based upon a percentage of the executive’s base salary. As in prior years, the 2014 AIP performance targets consisted of three components:

•                  Adjusted EBITDA (weighted 60%);

•                  Safety (weighted 20%); and

•                  A discretionary component for personal performance (weighted 20%).

If performance targets were exceeded, maximum payouts of up to two times target were possible.

For 2014, we were above the target for safety as well as the Adjusted EBITDA target of $195 million. The Adjusted EBITDA component was awarded at 110% of target and the safety performance component was awarded at 129% of target. The personal performance components of the AIP were made at levels ranging between 150% and 185%, depending on the assessment of each individual’s performance during the year. Although personal performance was discretionary at the sole determination of the Compensation Committee, with respect to the senior executive officers other than himself, our CEO provided his recommendations for these amounts to the Compensation Committee for its consideration. As a result, the AIP payouts for our named executive officers for 2014 ranged between 122% and 129% of target. As shown in the charts below, our AIP payouts have reflected the different performance levels for Adjusted EBITDA, safety and personal performance over time.

AIP Payout—CEO	Average AIP Payout—Other NEOs

AIP Results as % of Target

	Adjusted EBITDA (%)	Safety (%)	Personal Performance Range for CEO and Other Then-Applicable NEOs (%)
2010	179	164	120 – 140
2011	100	0	120 – 190
2012	87	90	110 – 175
2013	84	167	100 – 160
2014	110	129	150 – 185

The LTIP is an equity-based plan designed to align the long-term interests of our executive officers with those of our stockholders. Under the LTIP, each executive is awarded an annual award value based upon a multiple of the executive’s base salary. As in prior years, the 2014 award consisted of three components:

•                  Restricted stock awards or units (25%);

•                  Nonqualified stock options (25%); and

•                  Performance share units (50%).

The long term value of the LTIP is a function of our stock price performance over time: if our stock price increases, the value of awards made under the LTIP increases and our executives benefit; if our stock price decreases, the value of awards made under the LTIP decreases and our executives do not achieve some or any of the potential value of the awards.

The following tables provide a comparison of the 2011 through 2014 target LTIP award values at grant date versus actual values or estimated values at year-end 2014 for our CEO and other named executive officers. Grant date targeted value reflects the base salary multiplied by the target LTIP award percentage of the base salary. The year-end 2014 value is calculated as of December 31, 2014 based on our closing stock price of $9.18. As shown below, the realized or estimated year-end 2014 values are significantly below the targeted award values for our executives.

LTIP Awards — Grant Date Targeted Value vs Year-End 2014 Value

(1)         All 2011 LTIP awards were subject to a three-year vesting schedule, in addition to satisfaction of TSR performance criteria over the three-year period for our performance share units (“PSUs”). 2011 award values at year-end 2014 were calculated as follows:  (1) PSUs reflect the actual 0% vesting of those awards; (2) nonqualified stock options (“NQ”) were valued at $0 because the exercise price was in excess of the closing stock price at year-end 2014; and (3) restricted stock awards (“RSAs”) were valued based on the gross, pre-tax number of vested RSAs multiplied by our closing stock price of $9.18 on December 31, 2014.

(2)         All 2012 LTIP awards were subject to a three-year vesting schedule, in addition to satisfaction of TSR performance criteria over the three-year period for our PSUs. 2012 award values at year-end 2014 were calculated as follows:  (1) PSUs reflect the actual 48% vesting of those awards; (2) NQ were valued at $0 because the exercise price was in excess of the closing stock price at year-end 2014; and (3) RSAs were valued based on the number of unvested RSAs at year-end 2014 multiplied by our closing stock price of $9.18 on December 31, 2014.

(3)         All 2013 LTIP awards are subject to a three-year vesting schedule, in addition to satisfaction of TSR performance criteria over the three-year period for our PSUs. 2013 award values at year-end 2014 were calculated as follows:  (1) PSUs reflect the estimated 50% vesting of those awards based on TSR performance through year-end 2014; (2) NQ were valued at $0 because the exercise price was in excess of the closing stock price at year-end 2014; and (3) restricted stock units (“RSUs”) were valued based on the number of unvested RSUs multiplied by our closing stock price of $9.18 on December 31, 2014.

(4)         All 2014 LTIP awards are subject to a three-year vesting schedule, in addition to satisfaction of TSR performance criteria over the three-year period for our PSUs. 2014 award values at year-end 2014 were calculated as follows:  (1) PSUs reflect the estimated 50% vesting of those awards based on TSR performance through year-end 2014; (2) NQ were valued at $0 because the exercise price was in excess of the closing stock price at year-end 2014; and (3) RSUs were valued based on the number of unvested RSUs multiplied by our closing stock price of $9.18 on December 31, 2014.

Additional details of our executive compensation program are included in the following sections of our CD&A. Please read them to develop a full understanding of our program. We firmly believe our executive compensation program is in the best interest of our stockholders, is performance based, and is consistent with creating long-term stockholder value.

Executive Compensation Philosophy and Objectives

Our executive compensation program is designed to reward our executive officers for their overall contribution to company performance, including the achievement of specific annual, long-term and strategic goals. The executive compensation program also seeks to align executive officers’ interest with those of our stockholders by rewarding performance that meets or exceeds established goals, with the ultimate objective of increasing long-term stockholder value. Specifically, the program is designed to:

•                  Retain and attract a highly competent, motivated team of employees appropriately aligned with the long-term interest of our stockholders;

•                  Encompass safety and environmental stewardship as core elements of our compensation program;

•                  Encourage behavior that will enhance both current year performance and long-term growth of stockholder value;

•                  Target total compensation to be in a range around the 50th percentile of our peer group with the opportunity for enhanced compensation for superior company and individual performance;

•                  Provide as part of our total compensation base salary, the opportunity for a cash incentive and, as appropriate, the opportunity for equity, linked to the long-term growth in TSR;

•                  Achieve minimum performance thresholds prior to any incentive compensation being earned;

•                  Provide market competitive programs of health, welfare and retirement benefits to all employees on an equivalent basis; and

•                  Make equity ownership and retention guidelines for executives and directors a key component to ensure alignment with long-term stockholder interests.

The Compensation Committee reviews the compensation philosophy annually to review whether the goals and objectives are being met, and what, if any, changes may be needed to the philosophy.

Annual Say on Pay Stockholder Vote

As recommended by our Board in 2011, a majority of stockholders in 2011 expressed their preference for an advisory vote on executive compensation occurring every year, and we have implemented that recommendation. The following table shows the results of our annual say on pay vote in 2014 and going back to 2011:

Annual Stockholders Meeting	Say on Pay Vote Approvals
2014	91%
2013	96%
2012	98%
2011	99%

The Compensation Committee evaluates the results of each year’s advisory vote on executive compensation and the support expressed by stockholders, and the Compensation Committee also considers many other factors in evaluating our executive compensation programs as discussed in this CD&A, including the Compensation Committee’s assessment of the interaction of our compensation programs with our corporate business objectives, evaluations of our programs by the Committee’s independent compensation consultant, and review of data relating to pay practices of our Compensation Peer Group.

For 2014, the Compensation Committee did not make any changes to our compensation programs as a result of the “say on pay” vote, given the strong support stockholders expressed for our executive compensation programs.

Setting Executive Compensation for 2014

The Compensation Committee typically has engaged Aon Hewitt, its independent compensation consultant (which is also discussed above under “Corporate Governance” within the subsection titled “Compensation Committee”), to conduct a review of Cloud Peak Energy’s executive officer compensation program in order to assist the Compensation Committee in determining whether any elements or amounts of the existing compensation program should be modified.

For 2014, executive officer base salaries, target annual cash bonus opportunities (as a percentage of base salary) and target equity award values (as a percentage of base salary), as well as the overall structure and components of the executive compensation program, remained the same as in 2013. Aon Hewitt’s engagement for 2014 included the following, at the Compensation Committee’s request:

•                  Assist the Compensation Committee in staying abreast of industry, governance and regulatory developments impacting executive and director compensation;

•                  Participate in Compensation Committee meetings as requested and provide the views of Aon Hewitt with regard to various agenda items considered by the Compensation Committee throughout 2014;

•                  Assist the Compensation Committee in reviewing and updating the company’s Performance Peer Group (defined below), which is used for purposes of TSR comparisons and vesting requirements in the company’s performance share unit awards;

•                  In connection with the company’s previously announced Chief Financial Officer transition that was effective in March 2015, provide peer data to assist the Compensation Committee in its compensation determinations for the promotion of Mr. Heath Hill from Vice President and Chief Accounting Officer to Executive Vice President and Chief Financial Officer, upon the March 2015 resignation of the company’s former Chief Financial Officer, Mr. Michael Barrett; and

•                  Assist with the Compensation Committee’s periodic compensation program risk assessment.

Because the 2014 executive compensation program remained the same as in 2013, there were no updates to the Compensation Peer Group companies. The Compensation Peer Group is used for the purpose of establishing the comparison targets for and annual review of the company’s executive compensation program. As discussed below, we have a separate Performance Peer Group for purposes of the TSR performance metrics used in our performance share units. Our Compensation Peer Group is designed to focus on coal industry peers and competitors for executive talent. Our Performance Peer Group is a broader group that reflects the equity performance of coal producers and also includes oil and gas companies because of the impact natural gas has on demand for domestic coal supplies. For reference, below are the Compensation Peer Group companies:

2013 / 2014 Compensation Peer Group

1)             Alpha Natural Resources

2)             Arch Coal

3)             Consol Energy

4)             James River Coal

5)             Oxford Resource Partners

6)             Patriot Coal

7)             Peabody Energy

8)             Rhino Resource Partners

9)             Suncoke Energy

10)      Walter Energy

11)      Westmoreland Coal

Key Elements of Our 2014 Executive Compensation Program

The following table highlights the key elements of our 2014 executive compensation program and the primary purpose of each element. Each element set forth in the table below is discussed in further detail below in this CD&A.

Element	Objectives and Basis	Key Features
Base Salary	• Provide base compensation that is competitive for each position to reward and motivate individual performance.

•                  Targeted to be in a range around the 50th percentile of our Compensation Peer Group, with the opportunity for enhanced compensation for superior company and individual performance.

•                  Varies by executive based upon individual skills, experience, responsibilities of the position, performance and other factors.

Annual Incentive Compensation (Cash)

•                  Provide short term rewards for achieving annual operating, financial and personal performance objectives.

•                  Align executive officers’ interests with those of our stockholders by promoting strong annual results through maximizing revenue and operating efficiency.

•                  Retain executive officers by providing market-competitive compensation.

•                  Cash incentive based on achievement of company financial and safety targets.

•                  A portion of the cash incentive is based on individual performance at the discretion of the Compensation Committee.

•                  Actual payout can vary from 0% to 200% of the target amount.

Long-Term Incentive Awards (Equity)

•                  Align executives’ interests with stockholders’ interests by linking part of each executive officer’s compensation to long-term corporate performance.

•                  Provide ownership opportunities which promote retention and enable us to attract and motivate our executive officers.

•                  Retain executive officers through multi-year vesting of equity grants.

•                  Targeted at a level that will provide total direct compensation opportunities (base + annual incentive + equity awards) in a range around the 50th percentile of our Compensation Peer Group’s total direct compensation.

•                  Utilizes different equity types, historically including stock options, restricted stock and performance share units to balance multiple objectives. Stock options were eliminated from the 2015 equity award mix, as discussed below.

•                  Long-term equity awards generally vest 100% at the end of a three-year period. Performance share units also incorporate relative and absolute TSR requirements for any vesting.

Base Salary

Base salaries are generally reviewed annually based upon a detailed review of the compensation for comparable positions of our Compensation Peer Group and other market data provided from time to time by the Compensation Committee’s independent compensation consultant. In addition, the Compensation Committee assesses individual performance, experience, responsibilities and time in position. For 2014, no changes were made to executive officer base salaries and, therefore, the Compensation Committee did not conduct a market comparison for base salaries.

Annual Incentive Compensation

Our AIP is our cash incentive plan, which has a one-year performance period. Awards under the plan are paid based on actual performance against pre-established company targets that are approved in advance by the Compensation Committee and also include a discretionary personal performance component. In accordance with the plan, annual incentive compensation is determined after the completion of each fiscal year.

As in prior years, the target bonus percentage amounts (“target”) under the AIP for 2014 awards were based on a multiple of each executive’s base salary for 2014. Target bonuses are generally reviewed annually based upon a detailed review of the compensation for comparable positions of our Compensation Peer Group and other market data provided from time to time by Aon Hewitt. For 2014, no changes were made to executive officer target bonus percentage amounts and, therefore, the Compensation Committee did not conduct a market comparison for target bonuses.

The following table provides the 2014 target multiple, as well as potential payments which could have been made upon the achievement of a threshold, target or maximum level of performance.

Name	2014 Target Award (% of Base Salary)	2014 Threshold: 50% of Target Award ($)	2014 Target: 100% of Target Award ($)	2014 Maximum: 200% of Target Award ($)
Colin Marshall	100	370,000	740,000	1,480,000
Gary Rivenes	75	168,750	337,500	675,000
Michael Barrett	75	150,000	300,000	600,000
James Orchard	60	105,000	210,000	420,000
Bryan Pechersky	60	105,000	210,000	420,000

The measurement objectives for the plan were established at the beginning of 2014 by the Compensation Committee. There are three components that determined 2014 awards under the AIP: (1) Adjusted EBITDA (weighted 60%), (2) safety (weighted 20%) and (3) a discretionary component for personal performance (weighted 20%).

Although personal performance is discretionary at the sole determination of the Compensation Committee, with respect to the senior executive officers other than himself, our CEO provided his recommendations for these amounts to the Compensation Committee for its consideration. The personal performance component is evaluated against the designated responsibilities of each executive’s position, achievement of annual departmental goals, feedback from peers and other co-workers, assessments of our independent directors, annual performance ratings and the executive’s contributions to significant corporate transactions and initiatives during the year. For 2014, those transactions and initiatives included the previously referenced debt refinancing activities, termination of the TRA, divestment of our 50% share of the Decker Mine, increased long-term capacity at the Westshore Terminal and our ongoing cost management efforts. As a result of this evaluation by the Compensation Committee and other independent directors, and taking into account the recommendations of our CEO for the other executive officers, our named executive officers received amounts ranging from 150% to 185% of their targeted amounts for their personal performance components.

The threshold, target and maximum for the Adjusted EBITDA and safety components, including actual results achieved for each component for 2014, are shown in the following table:

Metric	Threshold	Target	Maximum	Actual 2014 Result
Adjusted EBITDA (in millions) (1)	$131	$195	$262	$202
Safety (AIFR) (2)	0.73	0.59	0.44	0.55

(1)                                 Refer to Part II, Item 6 “Selected Financial Data,” Footnote 4 in our Form 10-K filed on February 18, 2015 for additional information regarding and a reconciliation of Adjusted EBITDA.

(2)                                 See below for a discussion of the differences between our all injury frequency rate (AIFR) calculation for the AIP compared to the Mine Safety and Health Administration (MSHA) methodology.

In setting the performance objectives for 2014, the Compensation Committee considered a variety of factors, including (i) the continued importance of safety in the company’s culture and the desire to continuously improve the company’s safety record, (ii) setting financial performance targets at a level which reflected our outlook for the business and would appropriately incentivize and compensate executive officers, and (iii) the importance of holding each executive accountable for his or her individual contribution to our success.

In establishing Adjusted EBITDA targets for 2014, the Compensation Committee reviewed a sensitivity analysis to the key business drivers of Adjusted EBITDA. This sensitivity analysis sought to identify opportunities and risks for each of the key business drivers to establish the threshold, target, and maximum Adjusted EBITDA targets. Key business drivers included sales volumes, coal prices and operating costs, including diesel fuel, labor and explosives costs, logistics revenues and transportation costs.

Taking into account the recommendation of management, the Compensation Committee again used a rolling three-year average of our AIFR to establish the safety threshold. Target and maximum levels were established by reducing the threshold number by 20% and 40%, respectively. In general, we calculate our AIFR using the same methodology used to report monthly to MSHA, which is calculated by multiplying the number of reportable injuries times 200,000, divided by the total number of hours of employee exposure. The number we report to MSHA is required to include only the employees at our three mines and does not include contractors, visitors or employees at our non-mine sites. However, the safety number we use for our AIP is based on all our employees and includes contractors and all other visitors to all our sites to better reflect our core values and commitment to the safety of everyone involved in our business. As such, our number for purposes of our AIP target is usually different than the MSHA number we report publicly.

In addition, the Compensation Committee excluded the June 2014 single haul truck incident at our Spring Creek Mine for purposes of the company’s safety performance for the 2014 cash bonus plan and for the three-year average used to calculate future safety targets. This determination was made after considering the circumstances of the fatality of the haul truck operator, the final report and findings of MSHA and the intended purposes achieved by including the safety component in the company’s bonus program, and it took into consideration the Compensation Committee’s discussions with our HSEC Committee and the independent directors of the Board. In December 2014, MSHA issued its final report after a thorough investigation of this single haul truck incident. The investigation did not result in any findings or citations against the company for operational, management or mechanical issues or for our safety training programs and systems. Following its investigation, MSHA determined that a contributing factor in the fatality was that the victim, despite our seat belt policy, did not wear his seat belt. MSHA could not determine why the haul truck travelled through the berm. MSHA issued the company a citation of $3,996 as a result of the deceased operator not wearing his seat belt.

As a result of these differences between our AIFR calculation and the MSHA calculation, for 2014, we calculated an AIFR of 0.55, compared to a 0.79 reported by MSHA.

The following table provides a quantitative supplemental breakdown of the three components that make up the named executive officers’ actual 2014 award under our AIP. Both the dollar amount of the award and the award as a percentage of each named executive officer’s target are displayed for each component.

	ADJUSTED EBITDA Weighting: 60% Result as % of Target: 110%	SAFETY Weighting: 20% Result as % of Target: 129%	PERSONAL PERFORMANCE Weighting: 20%			Total 2014 Award
	Dollar Amount of Award	Dollar Amount of Award	Result as % of Target	Dollar Amount of Award	Total Performance Score	($)	As a % of Base Salary
Colin Marshall	$489,931	$190,940	185%	$273,829	129%	954,700	129%
Gary Rivenes	$223,438	$87 080	185%	$124,882	129%	435,400	97%
Michael Barrett	$198,651	$77,420	185%	$111,029	129%	387,100	97%
James Orchard	$139,074	$54,201	150%	$63,025	122%	256,300	73%
Bryan Pechersky	$139,072	$54,200	180%	$75,628	128%	268,900	77%

Long-Term Equity-Based Awards

The LTIP provides for the grant of a variety of equity-based awards, including share based awards and options, and awards contingent on TSR performance. The LTIP is intended to promote our long-term success and increase long-term stockholder value by attracting, motivating and retaining our non-employee directors, officers and employees. Additionally, to better align our executive officers’ long-term interests with those of our stockholders, the LTIP does not allow for the repricing of stock options once they are awarded unless approved by our stockholders.

We intend for a significant portion of our total compensation provided to our executive officers to consist of equity-based compensation. For 2014, the Compensation Committee awarded a mix of non-qualified stock options, restricted stock units and performance share units to accomplish several objectives, including:

•                  Providing an incentive for our executive officers to grow long-term stockholder value;

•                  Providing an incentive for our executive officers to preserve long-term stockholder value and avoid excessive risks; and

•                  Positively impacting executive officer retention.

Equity Award Material Terms—We grant equity awards to our executives and certain other employees annually, generally in March of each year following our year-end earnings announcement. As determined by the Compensation Committee, stock options have a fixed term (subject to a 10 year maximum) after which they will not be exercisable. Stock options and restricted stock units vest on the basis of time as determined by the Compensation Committee, which is three years in the case of all awards granted to date. All outstanding equity awards vest on an accelerated basis in connection with certain types of terminations of employment following a change in control. For information regarding the terms of this accelerated vesting, please see “—Potential Payments Upon Termination or Change in Control—LTIP Awards.”

A named executive officer will not receive dividends, if any, on restricted stock until the shares have fully vested and, upon the vesting date, the officer will be paid any dividends that may have accrued on the restricted shares in the form of additional shares of unrestricted stock. The named executive officers will earn dividend equivalents, if any, on the performance share units, which will be reinvested into additional performance share units.

Our performance share units require a minimum relative stock performance compared to our Performance Peer Group. Payouts also depend on whether the company has a positive TSR for the performance period. Performance share units are intended to provide market-competitive compensation to our executive officers. The performance conditions are established by the Compensation Committee at the outset of the performance period, which is currently three years. The performance condition that the Compensation Committee determined to use in order to more closely align this element of the named executive officers’ compensation with our stockholders’ interests is relative total shareholder return (“RTSR”), which is calculated by comparing our TSR to the TSR of our Performance Peer Group over the performance period. TSR is calculated as follows:

TSR(1) =	End of Period Share Price – Beginning of Period Share Price + Dividends(2)
Beginning of Period Share Price

(1)                                 Share prices are calculated based on a multi-day average, as provided by the relevant award agreement.

(2)                                 Assumes the reinvestment of dividends paid in the applicable shares during the performance period, as provided by the relevant award agreement.

Performance share unit awards will vest at target if the company’s RTSR for the three year performance period is at least at the median level of the Performance Peer Group TSR, assuming a positive TSR. Awards can vest at an enhanced percentage of the target award in the case of an RTSR level above targeted levels (up to 200%). Likewise, no award would be earned if RTSR is below a threshold level. Award payouts also depend on whether the company has a positive TSR for the performance period. As a result of this absolute TSR requirement, none of the PSU awards granted in 2011 vested, and only 48% of the target PSU awards granted in 2012 vested after the three-year performance period ended in 2014.

Performance Peer Group—In connection with the award of performance share units in 2014, the Compensation Committee reviewed and updated the performance peer group against which the company’s TSR is measured. The Compensation Committee asked Aon Hewitt to assist in reviewing the performance peer group. The Compensation Committee considered the relative size of the included companies, as well as the overall mix of coal and oil and gas companies in the performance peer group. In 2014, the Compensation Committee approved the following Performance Peer Group:

2014 PSU Performance Peer Group

1)                   Alliance Resource Partners

2)                   Alpha Natural Resources

3)                   Arch Coal

4)                   Cabot Oil & Gas

5)                   Consol Energy

6)                   EQT Corp.

7)                   Forest Oil Corp.

8)                   James River Coal

9)                   Newfield Exploration Co.

10)            Noble Energy

11)            Oxford Resource Partners

12)            Peabody Energy

13)            Penn Virginia Corporation

14)            Rhino Resource Partners

15)            Sandridge Energy

16)            SM Energy

17)            Suncoke Energy

18)            Walter Energy

19)            Westmoreland Coal

20)            Whiting Petroleum Corp.

*                                         Italics denote companies that are common as between the Performance and Compensation Peer Groups.

Equity Awards for 2014—Our equity program is based on the award of equity targeted at the time of grant to be equal to a certain percentage of the executive’s base salary, or “target multiple.” In 2014, equity awards were in the form of (1) restricted stock units (25%), (2) nonqualified stock options (25%) and (3) performance share units (50%). The Compensation Committee made no changes to the 2014 target multiples for any of the named executive officers.

The following table provides the LTIP target multiples for 2014 for each of the named executive officers:

Name	2014 Target as % of Base Salary	% of Target: Restricted Stock Units	% of Target: Nonqualified Stock Options	% of Target: Performance Share Units (at Target)	% of Target: Performance Share Units (at Maximum)
Colin Marshall	300	25	25	50	100
Gary Rivenes	200	25	25	50	100
Michael Barrett (1)	200	25	25	50	100
James Orchard	150	25	25	50	100
Bryan Pechersky	100	25	25	50	100

(1)                                 Mr. Barrett resigned from the company, effective March 16, 2015 and, as a result, he forfeited all of his unvested equity awards.

Stock Ownership Guidelines and Holding Requirements—In January 2011, the Compensation Committee established stock ownership guidelines for our executive officers and certain other employees. These guidelines reinforce the importance of aligning the interests of our executive officers with the interests of our stockholders. The guidelines are expressed in terms of the value of their equity holdings as a multiple of each named executive officer’s base salary, as follows:

Name	Stock Ownership Guideline
Colin Marshall	5X Base Salary
Gary Rivenes	3X Base Salary
Michael Barrett	3X Base Salary
James Orchard	2X Base Salary
Bryan Pechersky	3X Base Salary

Equity interests that count toward the satisfaction of the ownership guidelines include stock owned outright by the employee or jointly owned, unvested restricted stock or stock units, and, to the extent provided, stock owned in a company-sponsored retirement plan. Although the employees are not subject to a minimum number of years in which to achieve their ownership goals, they are generally prohibited from selling or transferring any stock granted by the company other than to pay the exercise price of stock options or to pay taxes owed as a result of vesting or settlement of an award prior to the time that they meet the ownership guidelines. Per our Stock Ownership Guidelines, ownership is calculated based on an individual’s annual base salary and the average share price of the seven trading days immediately prior to the date of the planned sale transaction. After they have met the ownership guidelines, they are also generally prohibited from selling or transferring stock granted by the company that would cause them to drop below their ownership guideline level unless the transaction was also related to the payment of exercise prices or taxes on equity awards.

Additionally, we have stock ownership guidelines for our non-employee directors. For information regarding these guidelines, please see “Director Compensation” below.

Clawback Policy

Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) requires the SEC to direct national securities exchanges to prohibit the listing of any security of an issuer that fails to develop and implement a clawback policy to recover certain incentive-based compensation in the event of a financial restatement due to material non-compliance with any financial reporting requirement. Although these rules have not been finalized, in April 2013, the Board approved and adopted the Cloud Peak Energy Inc. Clawback Policy (the “Clawback Policy”). Under the Clawback Policy, if the Board determines, after conducting a reasonable investigation, any wrongful conduct such as fraud, gross negligence, or intentional misconduct was committed by, or attributable to, any current or former senior executive officer or employee who received an award or payout under the LTIP or AIP was a significant contributing factor to the company having to restate all or a portion of its publicly reported financial statements due to material non-compliance with any financial reporting requirement under the U.S. federal securities laws (which shall exclude any restatement caused by a change in applicable accounting rules or interpretations), then the Board shall have the right to take, or cause to be taken, in its sole discretion, such action as it deems necessary to remedy the wrongful conduct and seek to prevent its recurrence. Remedies may result in the reduction, cancellation, forfeiture or recoupment of such grants if certain specified events occur, including, but not limited to, an accounting restatement due to the company’s material non-compliance with financial reporting regulations.

Insider Trading Policy; Prohibitions Against Hedging and Pledging

In addition to addressing other customary topics, our Insider Trading Policy prohibits company employees, directors and officers from engaging in certain transactions, including transactions in company or subsidiary debt securities, short sales of company securities, publicly-traded options, any hedging transactions and margin accounts and pledged securities.

Other Benefits

Retirement and Health and Welfare—We offer the same types of retirement, health and welfare benefits to all of our employees, including to our executive officers, as part of our total executive compensation package. Our programs are designed to be competitive and cost-effective. It is our objective to provide core benefits, including medical, retirement, life insurance, and paid time off to all our employees and executive officers. Benefits programs are reviewed on a periodic basis by comparing against companies with which we directly compete, reviewing published survey information, and obtaining advice from various third party benefits consultants.

Our executive officers and other employees participate in our tax-qualified defined contribution savings plan, which we refer to as the Profit Sharing Plan. The Profit Sharing Plan is designed to attract and retain key talent by providing our executive officers and other employees with a competitive retirement program. We also offer a retiree medical plan that is designed to provide retiree medical benefits for our executive officers and other employees once they reach age 55 and have 10 years of continuous service combined with our predecessor, Rio Tinto, and us or age 65. We provide a company match for 401(k) participants of up to the first 6% of the individual’s contributions, and we currently provide a profit sharing contribution of 4% of base salary and a portion of the annual cash incentive for each of our employees, including our named executive officers. The profit sharing contribution was previously 6% but was reduced to 4% in 2015 in response to current industry conditions.

We also offer a non-qualified deferred compensation program (“NQDC Plan”) to the executive officers and select other high-level employees. The NQDC Plan was put in place to continue our efforts to remain competitive with our benefit programs and is designed to allow the deferral of pre-tax compensation in excess of the limits imposed by the Internal Revenue Service under our 401(k) and profit sharing plans. Participants are eligible to defer up to 80% of their base salary and 100% of their AIP bonus award earned during the year. Similar to our 401(k) plan, participants are eligible to receive a dollar-for-dollar company match of up to 6% of their deferrals. The NQDC Plan also provides a company contribution consistent with the design of our Profit Sharing Plan. Additional information regarding the material terms of the NQDC Plan is set forth under “—Executive Compensation Tables—Nonqualified Deferred Compensation.”

Employment Agreements—We have entered into employment agreements with all our named executive officers and other executive officers who report directly to our CEO. These employment agreements provide assurances as to position, responsibility, location of employment and certain compensation terms, which, if breached, would constitute “good reason” to terminate employment with us. Each agreement currently has a one-year term that will extend automatically for one year unless advance written notice by either party is provided. In addition, the agreements provide for:

•                  Specified minimum base salaries;

•                  Participation in all of our employee benefit plans on the same basis as our other senior management;

•                  Termination benefits, including, in specified circumstances, severance payments; and

•                  Annual bonuses pursuant to our AIP and grants pursuant to our LTIP.

We have not entered into separate severance agreements with our executive officers and instead rely on the terms of the executive’s employment agreement and LTIP award agreements to dictate the terms of any severance and change in control arrangements. Our employment agreements do not provide for accelerated or enhanced cash payments or health and welfare benefits upon a change in control, but do provide for such payments upon the termination of the executive’s position for “good reason” or “without cause,” which are defined in the employment agreement and described in more detail in “—Potential Payments Upon Termination or Change in Control” below. Each of the executive officer’s LTIP award agreements set forth acceleration terms in the event of a termination within two years of a change in control or termination of the executive’s position by the executive for good reason or by us without cause. Additional information regarding these severance terms is set forth below under “—Potential Termination and Change in Control Benefits Table.”

Perquisites—It is our policy to not grant perquisites to our named executive officers as a matter of good practice, although the Compensation Committee reserves the right to grant perquisites in the future if it finds that doing so furthers its compensation goals and objectives.

Changes in Executive Compensation Program for 2015

In light of Cloud Peak Energy’s approximately five-year tenure as a public company, the Compensation Committee conducted a historical review of the overall executive compensation program in anticipation of making its 2015 determinations. The Compensation Committee’s review was intended to ensure continuing alignment of the program with the increasingly challenging and volatile industry conditions for U.S. coal producers, including the compensation philosophy objective of retaining and attracting a highly competent, motivated team of employees appropriately aligned with the long-term interests of the company’s stockholders. Specifically, the  primary purposes of the review were to evaluate whether (1) the executive compensation philosophy remained appropriate, as set forth in the company’s annual proxy statement, (2) the overall executive compensation program and its various components have functioned as intended over time, in accordance with the compensation philosophy and taking into account the changed industry conditions for U.S. coal producers since the company’s 2009 initial public offering, and (3) there are any compensation program components that should be considered for modification.

The Compensation Committee reviewed and discussed various matters, including industry trends in executive compensation, the company’s compensation philosophy and our goal of aligning the executive compensation program with industry conditions to achieve the objectives of the compensation philosophy, the current Compensation Peer Group and whether any potential changes to the peer group were necessary at this time, and the primary elements of the company’s executive compensation program, including base salary, annual cash bonus opportunity and equity awards. The Compensation Committee also reviewed the current long-term incentive plan structure, including historical equity vestings relative to target values and expectations at the time of those previous grants, equity vesting schedules, whether stock options remained an appropriate equity compensation tool, and the impact of the absolute TSR vesting requirements for performance share units which reduces vested shares regardless of relative TSR performance compared to the Performance Peer Group.

Following the Compensation Committee’s review and discussions, the Compensation Committee reaffirmed many elements of our executive compensation program and determined to modify other elements. The Compensation Committee reaffirmed the company’s compensation philosophy and objectives, the company’s annual cash bonus plan structure and metrics, the Compensation Peer Group (other than necessary adjustments as described below), and the three-year cliff vesting structure of equity awards. The Compensation Committee evaluated the intended motivational and alignment purposes of stock options in light of ongoing depressed equity values in our industry and the dilutive impact of options, and decided to eliminate stock options as a component of the equity program for 2015. Instead, the Compensation Committee re-directed that targeted long-term equity value towards a combination of restricted stock units (40%) and performance share units (60%). The Compensation Committee also adjusted the vesting provision applicable to a negative absolute TSR in the performance share units, by replacing the previous 50% reduction with an alternative to better reflect the intention of the performance share units and the Company’s compensation philosophy and objectives, by capping the performance share award at the target level if there is a negative absolute TSR over the three-year performance period.

In addition to conducting this executive compensation program review, the Compensation Committee engaged Aon Hewitt to provide market data for each executive officer position from our Compensation Peer Group and secondary source data from the mining industry and general industry, and the Compensation Committee considered the individual performance, experience, responsibilities and time in position of the CEO and each other senior executive officer, our company performance, our compensation philosophy and the fact  that the last adjustments to the executive compensation program were made in 2013.

As a result, the Compensation Committee made the following primary changes as part of its 2015 annual executive compensation determinations, compared to 2014:

•                  Updated the Compensation Peer Group to remove James River Coal and Patriot Coal as a result of their previous bankruptcy filings;

•                  Adjusted individual executive officer base salaries to better reflect updated market data since the 2013 adjustments, individual executive performance and responsibilities and the promotion of our current Chief Financial Officer; below are the 2015 annual base salaries for our current named executive officers (other than Mr. Barrett, who resigned in March 2015) and current Executive Vice President and Chief Financial Officer;

Name	2015 Annual Base Salary	2014 Annual Base Salary
Colin Marshall	$765,000	$740,000
Gary Rivenes	$470,000	$450,000
Heath Hill (1)	$350,000	$223,600
Bryan Pechersky	$360,000	$350,000
James Orchard	$360,000	$350,000

(1)                     Mr. Hill was promoted from Vice President and Chief Accounting Officer to Executive Vice President and Chief Financial Officer in March 2015.

•                  As noted above, modified the equity compensation program by (1) eliminating stock options and re-directing that targeted long-term equity value towards a combination of restricted stock units (40%) and performance share units (60%), and (2) replacing the previous 50% absolute TSR reduction in performance share units with an alternative to cap the performance share award vesting to the target level if there is a negative absolute TSR over the three-year performance period; and

•                  Promoted the company’s Senior Vice President, General Counsel and Corporate Secretary to Executive Vice President, General Counsel and Corporate Secretary, which increased his stock ownership holding requirement from 2X to 3X his base salary, and increased his targeted annual LTIP award value to 150% of his base salary, compared to the previous targeted award value of 100%.

Tax Deductibility of Executive Compensation

Pursuant to Section 162(m) of the Code (“Section 162(m)”), certain compensation paid to our chief executive officer and our three most highly compensated executive officers (other than our chief financial officer) in excess of $1 million is not tax deductible, except to the extent it constitutes performance-based compensation. We have designed certain elements of compensation for our executive officers to be performance-based compensation under Section 162(m) in order to maintain the deductibility of that compensation when we determined that performance-based compensation was appropriate for those executive officers. To this end, we previously requested that our stockholders approve the material terms of our LTIP at the 2011 annual meeting of stockholders and the AIP at the 2013 annual meeting of stockholders for purposes of Section 162(m), as stockholder approval of the material terms of these two plans is necessary for us to design awards as performance-based compensation for our covered executive officers, if our Compensation Committee determines in its discretion that particular awards under those plans should qualify for Section 162(m) tax deductibility.

The Compensation Committee considers its primary goal to design compensation strategies that further the best interests of our stockholders. In certain cases, it may determine that the amount of tax deductions lost is not significant when compared to the potential opportunity a compensation program provides for creating long-term stockholder value. The Compensation Committee therefore retains the ability to evaluate the performance of our executive officers and to pay appropriate compensation, even if some or all of it may be non-deductible. For example, the Compensation Committee has retained the 20% personal performance component of the AIP awards even though that portion is not deductible as performance-based compensation under Section 162(m). The Compensation Committee may similarly decide to award compensation or make other compensation determinations, including making awards under our LTIP and AIP, that do not meet the deductibility requirements for performance-based compensation under Section 162(m).

Compensation Risk Assessment

In accordance with the requirements of Item 402(s) of Regulation S-K, to the extent that risks may arise from our compensation policies and practices for our employees that are reasonably likely to have a material adverse effect on us, we are required to discuss our policies and practices for compensating our employees (including our employees that are not named executive officers) as they relate to our risk management practices and risk-taking incentives. We have determined that our compensation policies and practices for our employees, including our named executive officers, are not reasonably likely to have a material adverse effect on us. Our Compensation Committee routinely assesses our compensation policies and practices and takes this consideration into account as part of its review.

Review of and Conclusion Regarding All Components of Executive Compensation

Overall, the Compensation Committee finds the named executive officers’ total compensation to be fair, reasonable and consistent with the company’s executive compensation philosophy.

Important Note Regarding Compensation Tables

The following compensation tables in this Proxy Statement have been prepared pursuant to SEC rules. Although some amounts (e.g., salary and non-equity incentive plan compensation) represent actual dollars paid to an executive, other amounts are estimates based on certain assumptions about future circumstances (e.g., payments upon termination of an executive’s employment) or they may represent dollar amounts recognized for financial statement reporting purposes in accordance with accounting rules, but do not represent actual dollars received by the executive (e.g., dollar values of stock awards and option awards). The footnotes and other explanations to the Summary Compensation table and the other tables herein contain important estimates, assumptions and other information regarding the amounts set forth in the tables and should be considered together with the quantitative information in the tables. In addition, please refer to the table above “LTIP Awards — Grant Date Targeted Value vs Year-End 2014 Value” for information regarding actual realized or estimated year-end LTIP values compared to the targeted grant date values.

Executive Compensation Tables

2014 Summary Compensation Table

The following table sets forth information regarding compensation for each of our named executive officers for fiscal years 2012 through 2014.

Name and Principal Position	Year	Salary ($)	Stock Awards ($) (1)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)
Colin Marshall (5)	2014	740,002	1,664,990	554,994	954,700	163,573	4,078,258
President and Chief	2013	740,002	1,838,778	554,994	814,100	150,215	4,098,089
Executive Officer	2012	700,000	1,612,658	524,792	735,000	136,986	3,709,436

Gary Rivenes	2014	450,008	675,005	224,998	435,400	88,012	1,873,423
Executive Vice	2013	450,008	745,449	225,003	361,200	85,271	1,866,930
President and Chief	2012	425,001	652,750	212,410	331,500	77,685	1,699,345
Operating Officer

Michael Barrett (6)	2014	400,005	600,005	199,996	387,100	80,833	1,667,939
Former Executive Vice	2013	400,005	662,616	199,997	348,100	75,977	1,686,695
President and Chief	2012	384,810	591,305	192,417	294,600	70,192	1,533,324
Financial Officer

James Orchard	2014	350,002	393,714	131,246	256,300	65,398	1,196,660
Senior Vice President,	2013	350,002	434,850	131,249	243,700	62,128	1,221,928
Marketing and	2012	339,235	391,650	127,446	208,100	58,544	1,124,975
Government Affairs

Bryan Pechersky	2014	350,002	262,463	87,497	268,900	65,120	1,033,882
Executive Vice President,	2013	350,002	289,900	87,496	239,500	62,155	1,029,053
General Counsel and	2012	324,519	249,559	81,210	210,600	55,294	921,182
Corporate Secretary

(1)                                  The amounts reported in the “Stock Awards” column for 2014 reflect the aggregate grant date fair value of the restricted stock and performance share unit awards granted under the LTIP during fiscal 2014, computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. Further details of the methods and assumptions used for purposes of valuing these awards are included in Note 20 of the Notes to Consolidated Financial Statements included in our Form 10-K for fiscal 2014.

(2)                                  The amounts reported in the “Option Awards” column for 2014 reflect the aggregate grant date fair value of the stock option awards granted under the LTIP during fiscal 2014, computed in accordance with FASB ASC Topic 718. Further details of the methods and assumptions used for these awards are included in Note 20 of the Notes to Consolidated Financial Statements included in our Form 10-K for fiscal 2014.

(3)                                  For 2014, the amounts shown represent payments earned by each named executive officer under our AIP for performance during that year.

(4)                                  The amounts shown in the “All Other Compensation” column with respect to 2014 are more fully described in the All Other Compensation table included below.

(5)                                  Mr. Marshall does not receive compensation for his service on the Board.

(6)                                  Mr. Barrett resigned from the company, effective March 16, 2015 and, as a result, he forfeited all of his unvested equity awards.

All Other Compensation

Name	Company Contrib. to 401(k) Plan ($)	Company Contrib. to Profit Sharing Plan ($)	Company Contrib. to NQDC Plan ($)	Company Profit Sharing Contrib. Under NQDC Plan ($)	Other (a) ($)	Total ($)
Colin Marshall	15,600	15,600	77,646	53,223	1,504	163,573
Gary Rivenes	15,600	15,600	33,072	22,236	1,504	88,012
Michael Barrett	15,600	15,600	29,286	18,843	1,504	80,833
James Orchard	15,600	15,600	20,022	12,711	1,465	65,398
Bryan Pechersky	15,600	15,600	19,770	12,585	1,565	65,120

(a)                                 Includes the following amounts for the annual safety award for not having any individual workplace injuries: Mr. Marshall, $100; Mr. Rivenes, $100; Mr. Barrett, $100; Mr. Orchard, $100; and Mr. Pechersky, $200. Also includes the following long-term disability premiums paid by us on behalf of the individual: Mr. Marshall, $1,404; Mr. Rivenes, $1,404; Mr. Barrett, $1,404; Mr. Orchard, $1,365; and Mr. Pechersky, $1,365.

2014 Grants of Plan Based Awards

The following table reflects AIP awards, performance share unit awards, stock options and restricted stock unit awards granted to each of our named executive officers in 2014.

									All Other	All Other
									Stock	Option		Grant
									Awards:	Awards:	Exercise	Date Fair
			Estimated Future Payouts			Estimated Future Payouts			Number of	Number of	or Base	Value of
	Type		Under Non-Equity Incentive			Under Equity Incentive Plan			Shares of	Securities	Price of	Stock and
	of	Grant	Plan Awards (2)			Awards (3)			Stock or	Underlying	Option	Option
	Award	Date	Threshold	Target	Maximum	Threshold	Target	Maximum	Units	Options	Awards	Awards
Name (a)	(1)	(b)	($) (c)	($) (d)	($) (e)	(#) (f)	(#) (g)	(#) (h)	(#) (i) (4)	(#) (j) (5)	($/Sh) (k)	($) (l) (6)
Colin Marshall	AIP		370,000	740,000	1,480,000
	PSU	3/14/2014				28,682	57,364	114,728				1,109,993
	NQ	3/14/2014								62,377	19.35	554,994
	RSU	3/14/2014							28,682			554,997
Gary Rivenes	AIP		168,750	337,500	675,000
	PSU	3/14/2014				11,628	23,256	46,512				450,004
	NQ	3/14/2014								25,288	19.35	224,998
	RSU	3/14/2014							11,628			225,002
Michael Barrett (7)	AIP		150,000	300,000	600,000
	PSU	3/14/2014				10,336	20,672	41,344				400,003
	NQ	3/14/2014								22,478	19.35	199,996
	RSU	3/14/2014							10,336			200,002
James Orchard	AIP		105,000	210,000	420,000
	PSU	3/14/2014				6,782	13,565	27,130				262,483
	NQ	3/14/2014								14,751	19.35	131,246
	RSU	3/14/2014							6,782			131,232
Bryan Pechersky	AIP		105,000	210,000	420,000
	PSU	3/14/2014				4,521	9,043	18,086				174,982
	NQ	3/14/2014								9,834	19.35	87,497
	RSU	3/14/2014							4,521			87,481

(1)	Type of Award:
AIP = Cash payment under the Annual Incentive Plan
PSU = Performance share units granted under the Long-Term Incentive Plan
NQ = Non-qualified stock options granted under the Long-Term Incentive Plan
RSU = Restricted stock units granted under the Long-Term Incentive Plan
(2)

The amounts in columns (c), (d), and (e) represent the threshold, target and maximum payment levels with respect to the 2014 annual cash incentive awards under our AIP. Actual bonus payouts for 2014, which were made in March 2015, are reflected in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(3)

The amounts in columns (f), (g), and (h) represent the threshold, target and maximum number of shares of our common stock that may be earned with respect to grants of performance share units in 2014 under our LTIP.

(4)	The amounts reported in column (i) are the number of restricted share units granted to each named executive officer in 2014 under our LTIP.
(5)

The amounts reported in column (j) are the number of stock options granted to each named executive officer in 2014 under our LTIP. The exercise price of stock options is equal to the closing market price of our common stock on the date of grant of the option ($19.35).

(6)

Amounts for restricted stock unit, performance share unit and stock option awards represent each award’s grant date fair value computed in accordance with FASB ASC Topic 718, based on the closing price of our stock on the date of grant ($19.35). The value of performance share units is based upon the estimated outcome of the market condition applicable to the awards as required by FASB ASC Topic 718. See footnotes (1) and (2) to the Summary Compensation Table for additional information about the assumptions used in calculating these amounts.

(7)	Mr. Barrett resigned from the company, effective March 16, 2015 and, as a result, forfeited all of his unvested equity awards.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

We have entered into employment agreements with each of our named executive officers. For a discussion regarding the material terms, please refer to “—Potential Payments Upon Termination or Change in Control” below.

With respect to our AIP and LTIP, the treatment of awards granted under each, in the event of certain terminations of employment and/or upon the occurrence of a change in control, is described below under “—Potential Payments Upon Termination or Change in Control.”

2014 Outstanding Equity Awards at Year End

The table below sets forth information regarding outstanding equity awards held at the end of 2014 by our named executive officers. Refer to “Security Ownership of Management and Principal Stockholders” for additional information regarding beneficial ownership of our named executive officers.

	Option Awards(1)				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2)	Market Value of Shares or Units of Stock That Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (3) (4)
Colin Marshall
2009 NQ	367,924	0	15.00	11/20/2019
2011 NQ	42,101	0	20.99	3/8/2021
2012 NQ (5)	0	58,011	17.00	3/15/2022
2012 RSA (5)					30,882	283,497
2012 PSU (5)							29,647	272,157
2013 NQ	0	63,678	17.50	3/11/2023
2013 RSU					31,714	291,135
2013 PSU							31,714	291,135
2014 NQ	0	62,377	19.35	3/14/2024
2014 RSU					28,682	263,301
2014 PSU							28,682	263,301
Gary Rivenes
2009 NQ	26,132	0	15.00	11/20/2019
2011 NQ	17,040	0	20.99	3/8/2021
2012 NQ (5)	0	23,480	17.00	3/15/2022
2012 RSA (5)					12,500	114,750
2012 PSU (5)							12,000	110,160
2013 NQ	0	25,816	17.50	3/11/2023
2013 RSU					12,857	118,027
2013 PSU							12,857	118,027
2014 NQ	0	25,288	19.35	3/14/2024
2014 RSU					11,628	106,745
2014 PSU							11,628	106,745
Michael Barrett (6)
2009 NQ	56,132	0	15.00	11/20/2019
2011 NQ	15,036	0	20.99	3/8/2021
2012 NQ (5)	0	21,270	17.00	3/15/2022
2012 RSA (5)					11,323	103,945
2012 PSU (5)							10,871	99,792
2013 NQ	0	22,947	17.50	3/11/2023
2013 RSU					11,428	104,909
2013 PSU							11,429	104,914
2014 NQ	0	22,478	19.35	3/14/2024
2014 RSU					10,336	94,884
2014 PSU							10,336	94,884
James Orchard
2009 NQ	31,603	0	15.00	11/20/2019
2011 NQ	9,021	0	20.99	3/8/2021
2012 NQ (5)	0	14,088	17.00	3/15/2022
2012 RSA (5)					7,500	68,850
2012 PSU (5)							7,200	66,096
2013 NQ	0	15,059	17.50	3/11/2023
2013 RSU					7,441	68,308
2013 PSU							7,500	68,850
2014 NQ	0	14,751	19.35	3/14/2024
2014 RSU					6,782	62,259
2014 PSU							6,783	62,263
Bryan Pechersky
2010 NQ	53,418	0	16.20	3/3/2020
2011 NQ	6,014	0	20.99	3/8/2021
2012 NQ (5)	0	8,977	17.00	3/15/2022
2012 RSA (5)					4,779	43,871
2012 PSU (5)							4,588	42,116
2013 NQ	0	10,039	17.50	3/11/2023
2013 RSU					5,000	45,900
2013 PSU							5,000	45,900
2014 NQ	0	9,834	19.35	3/14/2024
2014 RSU					4,521	41,503
2014 PSU							4,522	41,507

(1)                                 Option awards vest with respect to 100% of the underlying shares on the third anniversary of the date of grant. The 2009 option awards (2009 NQ) vested in full on November 20, 2012, the 2011 option awards (2011 NQ) vested in full on March 8, 2014, the 2012 option awards (2012 NQ) vested in full on March 15, 2015 (refer to footnote 5 of this table), the 2013 option awards (2013 NQ) will vest in full on March 11, 2016, and the 2014 option awards (2014 NQ) will vest in full on March 14, 2017, in each case subject to the continued employment of the named executive officer through the applicable vesting date. With the exception of Mr. Pechersky who joined our company in 2010, no awards were granted to our named executives in 2010. His 2010 option awards (2010 NQ) vested in full on March 3, 2013. The treatment of outstanding option awards in the event of certain terminations of employment and/or upon the occurrence of a change in control is described below under “—Potential Payments Upon Termination or Change in Control.”

(2)                                 Restricted stock awards and units vest with respect to 100% of the shares subject to the award on the third anniversary of the date of grant. The 2012 restricted stock awards (2012 RSA) vested in full on March 15, 2015 (refer to footnote 5 of this table), the 2013 restricted stock units (2013 RSU) will vest in full on March 11, 2016, and the 2014 restricted stock units (2014 RSU) will vest in full on March 14, 2017, in each case subject to the continued employment of the named executive officers through the applicable vesting date. The treatment of outstanding restricted stock awards and units in the event of certain terminations of employment and/or upon the occurrence of a change in control is described below under “—Potential Payments Upon Termination or Change in Control.”

(3)                                 Represents the market value of outstanding awards and units based on the closing price of $9.18 per share of our common stock on December 31, 2014, the last trading day of fiscal 2014.

(4)                                 The 2012 award of performance share units (2012 PSU) had a three-year performance period that began on January 1, 2012 and ended on December 31, 2014, the 2013 award of performance share units (2013 PSU) has a three-year performance period that began on January 1, 2013 and ends on December 31, 2015, and the 2014 award of performance share units (2014 PSU) has a three-year performance period that began on January 1, 2014 and ends of December 31, 2016. As of December 31, 2014, our TSR with respect to the 2012 PSU award resulted in a payout at 48% of the target value. Accordingly, the remaining 52% of the 2012 PSU awards were cancelled as of December 31, 2014. As of December 31, 2014, with respect to both the 2013 and 2014 PSU awards, our negative absolute TSR would reduce the awards by 50%. Therefore, the amounts reported in the table for both the 2013 and 2014 PSU awards are the lowest number in excess of 0 that could be earned, which is the threshold level (50% of the target award). The vesting schedule applicable to the 2013 PSU and 2014 PSU awards is described above in our CD&A under “—Key Elements of Our Executive Compensation Program—Long Term Equity-Based Awards.” The treatment of outstanding performance share unit awards in the event of certain terminations of employment and/or upon the occurrence of a change in control is described below under “—Potential Payments Upon Termination or Change in Control.”

(5)                                 The 2012 NQ and RSA awards vested in full on March 15, 2015; however, this table is representative of outstanding equity awards held as of December 31, 2014. Based on previously approved 2012 PSU criteria, the PSU awards vested at 48% and, accordingly, the remaining 52% of PSU awards were cancelled as of December 31, 2014.

(6)                                 Mr. Barrett resigned from the company, effective March 16, 2015 and, as a result, forfeited all of his unvested equity awards.

2014 Option Exercises and Stock Vested

The table below sets forth information regarding the outstanding awards under our LTIP held by named executive officers which vested or were exercised during 2014.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#) (1)	Value Realized on Exercise ($) (2)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (3)
Colin Marshall	—	—	25,011	494,717
Gary Rivenes	80,000	396,800	10,123	198,512
Michael Barrett	50,000	245,000	8,932	176,674
James Orchard	25,000	119,500	5,359	106,001
Bryan Pechersky	—	—	3,573	70,673

(1)                                 The number of shares acquired is reported on a gross basis. We withheld the necessary number of shares of common stock in order to satisfy withholding taxes from option and stock awards, and for the exercise price of options, thus the named executive officers actually received a lower number of shares of our common stock than the numbers reported in this table.

(2)                                 The value realized on exercise is calculated as follows: gross number of shares acquired on exercise multiplied by (market price on the day of exercise — exercise price). It does not represent cash amounts received.

(3)                                 The value realized on vesting is calculated based upon the applicable market price of the number of shares acquired (on a gross basis) on the applicable vesting date for each award. It does not represent cash amounts received.

No Pension Benefits

We do not sponsor or maintain any plans that provide for specified retirement payments or benefits, such as tax-qualified defined benefit plans or supplemental executive retirement plans.

Nonqualified Deferred Compensation

The named executive officers are eligible to participate in our tax-qualified 401(k) plan and the profit sharing plan, which are available to all employees generally. In addition, the named executive officers are eligible to participate in our NQDC Plan. The NQDC Plan is designed to allow the deferral of pre-tax compensation in excess of the limits imposed by the Internal Revenue Service under our 401(k) and profit sharing plans. Participants are eligible to defer up to 80% of their base salary and 100% of their AIP bonus award earned during the year. Similar to our 401(k) plan, participants are eligible to receive a dollar-for-dollar company match of up to 6% of their deferrals. The NQDC Plan also provides a company contribution consistent with the design of our profit sharing plan.

Participants are entitled to elect investment of their accounts under the NQDC Plan. Investment alternatives under the NQDC Plan are substantially similar to the types of investments available under our 401(k) plan; all of which are mutual funds available to the public. Participants are credited with the returns actually earned with respect to those underlying mutual funds. Consequently, no above market or preferential earnings are provided under the NQDC Plan and none of the earnings reported in the Nonqualified Deferred Compensation Table below are included in the Summary Compensation Table set forth above. Participants may change their investment options on a daily basis.

Executives may choose how and when to receive payments under the NQDC Plan. Payments under the NQDC Plan will be made on the earlier to occur of termination of service or an earlier scheduled date. The NQDC Plan provides for payments of benefits upon a participant’s retirement or disability in cash, an annuity contract or other property unless the participant makes an alternative benefit election to receive substantially equal annual installments over up to 15 years of his or her elective deferrals. In the event a participant terminates service other than by reason of retirement, death, or disability, the participant’s elective deferrals will be distributed in cash, an annuity contract, or other property; however, the participant must have five years of service or more to receive distributions as elected upon termination. If the executive has less than five years of service with us, distributions following his or her separation will be made in a lump-sum distribution only. A participant incurs a disability under the NQDC Plan when he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or will last continuously for not less than 12 months or is receiving income replacement benefits for at least three months under one of our accident and health plans due to physical or mental impairment reasonably expected to result in death or last at least 12 months. Retirement means termination after having attained age 55 and completed at least 10 years of service or age 65 or older.

In the event that the participant dies prior to commencement of a distribution, distribution will be made to the participant’s beneficiary in cash or other property but not in the form of an annuity contract. If the participant dies after commencement of a benefit, his or her beneficiary will continue to receive payments (if applicable) in accordance with the form previously elected by the participant.

A participant may also elect a distribution date prior to termination for his or her deferral contributions to the extent such contributions are not invested in a fund that includes distribution in the form of an annuity contract. However, the commencement date with respect to deferrals in a given year must be no earlier than two years from the last day of the year in which the deferrals were made. The distribution may be made in cash or substantially equal annual installments over a period up to five years.

The distribution for any participant who is a specified employee within the meaning of Section 409A of the Code (“Section 409A”) will be delayed for six months to the extent required by Section 409A.

The NQDC Plan also permits hardship distributions. A distribution will be made to the extent a participant has experienced a financial hardship within the meaning of Section 409A(a)(2)(v) of the Code.

The following table provides information for each of our named executive officers regarding contributions, earnings and year-end account balances under the NQDC Plan for 2014.

Name	Executive Contributions in Last FY ($) (1)	Company Contributions in Last FY ($) (2)	Aggregate Earnings (or Losses) in Last FY($) (3)	Aggregate Withdrawals / Distributions in Last FY ($) (4)	Aggregate Balance at Last FYE ($) (5)
Colin Marshall	93,246	130,869	17,887	213,858	577,888
Gary Rivenes	53,173	55,309	10,158	101,255	316,646
Michael Barrett	46,877	48,129	19,221	—	377,435
James Orchard	35,622	32,733	(18)	52,634	179,938
Bryan Pechersky	35,370	32,355	3,068	68,401	199,486

(1)                                 Amounts reported in this column were deferred at the election of the named executive officer and are also included in the amounts reported in the “Salary” or “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table for 2014.

(2)                                 Amounts reported in this column are also included in the “All Other Compensation” column of the Summary Compensation Table for 2014.

(3)                                 Amounts reported in this column represent aggregate earnings (or losses) on investments made in the NQDC Plan that accrued during 2014 on amounts of salary and/or cash incentive deferred at the election of the named executive officer and the contributions made by us for each named executive officer. Amounts reflect changes in the market value of the investment holdings.

(4)                                 Amounts reported in this column reflect scheduled withdrawals that occurred during the 2014 year, as previously elected by the executive.

(5)                                 The aggregate balance for each named executive officer reflects the cumulative value, as of December 31, 2014, of the contributions to the NQDC Plan made by that named executive officer and by us for the named executive officer’s account, and any earnings (or losses) on those amounts, since the named executive officer began participating in the plan. Of the amounts reported in this column, the following amounts were reported as compensation in the Summary Compensation Table for 2013: Mr. Marshall, $549,743; Mr. Rivenes, $299,261; Mr. Barrett, $265,197; Mr. Orchard, $164,236; and Mr. Pechersky, $197,093. Of the amounts reported in this column, the following amounts were reported as compensation in the Summary Compensation Table for 2012: Mr. Marshall, $298,928; Mr. Rivenes, $167,190; Mr. Barrett, $143,642; Mr. Orchard, $98,499 and Mr. Pechersky, $102,146.

Potential Payments Upon Termination or Change in Control; Double-Trigger Change in Control Requirements

Our named executive officers are entitled to payments, benefits, and accelerated vesting of certain equity awards upon a termination of employment under certain circumstances and, in certain limited cases, additional equity may vest if such termination is following a change in control. These potential payments and benefits are provided pursuant to the terms of their employment agreements with us and the LTIP award agreements, although the employment agreements make no distinction for a change in control event in the case of any cash or medical benefit awards. We believe our severance and change in control provisions create important retention tools for us as a component of our overall executive compensation program, they help attract skilled professionals in our industry, and they allow management to focus its attention and energy on the business transaction at hand without any distractions regarding the effects of a change in control.

The following paragraphs describe the termination entitlements under the terms of our employment agreements and LTIP award agreements with each of Mr. Marshall and our other named executive officers. The subsequent tables also describe future potential benefits in connection with a change in control, as provided in the LTIP award agreements.

Colin Marshall Employment Agreement

If Mr. Marshall resigns for “good reason” or is terminated by us “without cause,” he will be entitled to receive as severance, in addition to any amounts earned and unpaid through the date of termination:

•                  A lump sum payment equal to two (2) times the sum of (A) his base salary and (B) his target annual bonus under our AIP for the year of termination; and

•                  A pro rata annual bonus to be calculated based on our actual performance at the end of the performance year and reduced by an amount equal to the number of days actually worked, divided by 365.

Mr. Marshall is also entitled to the continuation of medical benefits on the same terms as active employees for 18 months (or until such time as Mr. Marshall becomes eligible for medical benefits from a subsequent employer that are at least equal to those provided by us) and such payments will be in lieu of our COBRA obligations. As a condition to receiving the severance and continuation of medical benefits, Mr. Marshall must (a) execute, deliver and not revoke a general release of claims and (b) abide by restrictive covenants as detailed below. The payments described above will generally be payable to Mr. Marshall within the 30 day period following his termination of employment (with the portion relating to the bonus to become payable no later than 120 days following the date that the performance period for the bonus ends), but if he is a “specified employee” for purposes of Section 409A at the time of his termination, we will delay those payments for a period of six months following his termination to the extent required by Section 409A.

If Mr. Marshall’s employment terminates due to death or disability, other than amounts earned and unpaid through the date of termination, he or his estate will only be entitled to the pro rata bonus for the year of such termination plus the amounts due him or his estate from his elected benefits. Terminations of employment that are due to our termination of Mr. Marshall for “cause,” or his resignation without “good reason” will only result in the payment of amounts earned and unpaid through the date of such a termination.

His employment agreement requires Mr. Marshall to abide by a perpetual restrictive covenant relating to non-disclosure. The agreement also includes covenants relating to non-solicitation and non-competition during Mr. Marshall’s employment term and until the one year period following the termination of his employment. Mr. Marshall will also be required to sign a waiver and release of claims in our favor at the time of his termination of employment in order to receive the severance payments and benefits that could become payable to him if Mr. Marshall resigns for “good reason” or is terminated by us “without cause.”

Other Named Executive Officers’ Employment Agreements

If any of our other named executive officers resign for “good reason” or is terminated by us “without cause,” he or she will be entitled to receive as severance, in addition to any amounts earned and unpaid through the date of termination:

•                  A lump sum payment equal to one (1) times the sum of (A) base salary and (B) his or her target annual bonus under our AIP for the year of termination; and

•                  A pro rata annual bonus to be calculated based on our actual performance at the end of the performance year and reduced by an amount equal to the number of days actually worked, divided by 365.

In addition, such other named executive officer is also entitled to the continuation of medical benefits on the same terms as active employees for 12 months (or until such time as the executive becomes eligible for medical benefits from a subsequent employer that are at least equal to those provided by us) and such payments will be in lieu of our COBRA obligations. As a condition to receiving the severance and continuation of medical benefits, the named executive officer must (a) execute, deliver and not revoke a general release of claims and (b) abide by restrictive covenants as detailed below. The payments described above will generally be payable to the executive within the 30 day period following the executive’s termination of employment (with the portion relating to the bonus to become payable no later than 120 days following the date that the performance period for the bonus ends), but if the executive is a “specified employee” for purposes of Section 409A at the time of his or her termination, we will delay those payments for a period of six months following his or her termination to the extent required by Section 409A.

If a named executive officer’s employment terminates due to death or disability, other than amounts earned and unpaid through the date of termination, the executive or the executive’s estate will only be entitled to the pro rata bonus for the year of such termination, plus the amounts due the executive or the executive’s estate from his or her elected benefits. Terminations of employment that are due to our termination of the executive officer for “cause,” or the executive’s resignation without “good reason” will only result in the payment of amounts earned and unpaid through the date of such a termination.

The employment agreements require each named executive officer to abide by a perpetual restrictive covenant relating to non-disclosure. The agreements also include covenants relating to non-solicitation and non-competition during the employment term until the one year period following the termination of employment. The executive officers will also be required to sign a waiver and release of claims in our favor at the time of his or her termination of employment in order to receive the severance payments and benefits that could become payable to him if the executive resigns for “good cause” or is terminated by us “without cause.”

Certain Definitions

For the purposes of the employment agreements and LTIP awards, “cause” generally means (1) any conviction of, or plea of guilty or nolo contendere to (x) any felony (except for vehicular-related felonies, other than manslaughter or homicide) or (y) any crime (whether or not a felony) involving dishonesty, fraud, or breach of fiduciary duty; (2) willful misconduct by the executive in connection with the performance of services to us; (3) ongoing failure or refusal after written notice to faithfully and diligently perform the usual and customary duties of his or her employment; (4) failure or refusal to comply with our reasonable written policies, standards and regulations; or (5) a material breach by the executive of any terms related to his or her employment in any applicable agreement. “Good reason” generally means (1) a material breach by us of any of the covenants in the employment agreement, (2) any material reduction in the base salary and, in the case of Mr. Marshall, any material reduction in the target participation levels in our incentive plans, (3) the relocation of the executive’s principal place of employment that would increase the executive’s one-way commute by more than seventy-five miles or (4) a material diminution in the executive’s authority, duties, or responsibilities.

LTIP Awards; Double-Trigger Change in Control Requirements

Options and Restricted Stock—As provided in the named executive officers’ award agreements, if the executive’s employment is terminated by us for cause or by the executive without good reason then the executive will forfeit all unvested options and restricted shares. In the event the executive’s employment is terminated by us for any reason other than for cause or if the executive terminates his or her employment for good reason or his or her employment is terminated due to retirement at or after age 65 (or early retirement at or after age 55 with 10 years of service with the company), death or disability, then, generally, a pro-rata portion (calculated by multiplying the total unvested portion for each award by the percentage of the three year vesting period for that award that the executive was employed with the company) of the unvested options and restricted shares will vest. As provided in the relevant award agreements, in the event a named executive officer’s employment is terminated without cause or for good reason within two years of a change in control, all unvested option and restricted stock awards will vest. In any other circumstance, accelerated vesting upon a change in control would only take place at the discretion of the Compensation Committee.

Performance Share Units—As provided in the named executive officers’ award agreements, if the executive’s employment is terminated by us for cause or by the executive without good reason then the executive will forfeit all unvested performance share unit awards. In the event the executive’s employment is terminated by us for any reason other than for cause or if the executive terminates his or her employment for good reason or his or her employment is terminated due to retirement at or after age 65 (or early retirement at or after age 55 with 10 years of service with the company), death or disability, then, generally, a pro-rata portion (calculated by multiplying the total number of shares that would have paid out had the executive been employed with us through the end of the performance period by the percentage of the three year vesting period for that award that the executive was employed with us) of the performance share unit awards will vest based on, and subject to, our actual TSR performance. As provided in the relevant award agreements, in the event of a change in control of the company, the surviving or successor entity is expected to assume the performance share unit award agreements. If these agreements are not assumed, the Compensation Committee may, in its sole discretion, modify the award, including, but not limited to, providing for the end of the performance period to be the date of the change in control.

Potential Termination and Change in Control Benefits Table

The following table illustrates an estimated amount of compensation or other benefits potentially payable to each of our named executive officers that are triggered upon termination of such executive’s employment under various scenarios. We have assumed that all salary payments or any expenses the executive may be due have been paid currently. Any amount ultimately received will vary based on a variety of factors, including the reason for such executive’s termination of employment, the date of such executive’s termination of employment, and the executive’s age upon termination of employment. The amounts shown assume that such termination was effective as of December 31, 2014, and, therefore, are estimates of the amounts that would have been paid to such executives upon their termination. Actual amounts to be paid can only be determined at the time of such executive’s termination from the company.

			No Change in Control (5)		Change in Control (6)
	Voluntary Termination ($)	Early Retirement (9) ($)	For Cause Termination ($)	Termination Without Cause or for Good Reason ($)	For Cause Termination ($)	Termination Without Cause or for Good Reason ($)	Death ($)		Disability ($)
COLIN MARSHALL
Cash Severance (1)	0	0	0	$2,960,006	0	$2,960,006	0		50% of pay	(8)
Pro Rata Bonus (2)	0	0	0	$954,700	0	$954,700	$954,700		$954,700
Unvested Equity (3)
Options	0	0	0	$0	0	$0	$0		$0
Restricted Stock	0	0	0	$510,013	0	$837,932	$510,013		$510,013
PSUs	0	0	0	$1,020,045	0	$1,675,864	$1,020,045		$1,020,045
Medical Benefits (4)	0	0	0	$31,320	0	$31,320	0	(7)	0
Estimated Total	0	0	0	$5,476,085	0	$6,459,823	$3,965,758		$2,484,758

GARY RIVENES
Cash Severance (1)	0	0	0	$787,514	0	$787,514	0		50% of pay	(8)
Pro Rata Bonus (2)	0	0	0	$435,400	0	$435,400	$435,400		$435,400
Unvested Equity (3)
Options	0	0	0	$0	0	$0	$0		$0
Restricted Stock	0	0	0	$206,587	0	$339,522	$206,587		$206,587
PSUs	0	0	0	$413,183	0	$679,045	$413,183		$413,183
Medical Benefits (4)	0	0	0	$20,592	0	$20,592	0	(7)	0
Estimated Total	0	0	0	$1,863,275	0	$2,262,073	$2,555,169		$1,055,169

MICHAEL BARRETT (10)
Cash Severance (1)	0	0	0	$700,008	0	$700,008	0		50% of pay	(8)
Pro Rata Bonus (2)	0	0	0	$387,100	0	$387,100	$387,100		$387,100
Unvested Equity (3)
Options	0	0	0	$0	0	$0	$0		$0
Restricted Stock	0	0	0	$185,445	0	$303,739	$185,445		$185,445
PSUs	0	0	0	$370,909	0	$607,496	$370,909		$370,909
Medical Benefits (4)	0	0	0	$19,860	0	$19,860	0	(7)	0
Estimated Total	0	0	0	$1,663,322	0	$2,018,203	$1,744,454		$943,454

JAMES ORCHARD
Cash Severance (1)	0	0	0	$560,003	0	$560,003	0		50% of pay	(8)
Pro Rata Bonus (2)	0	0	0	$256,300	0	$256,300	$256,300		$256,300
Unvested Equity (3)
Options	0	0	0	$0	0	$0	$0		$0
Restricted Stock	0	0	0	$122,287	0	$199,959	$122,287		$122,287
PSUs	0	0	0	$244,592	0	$399,927	$244,592		$244,592
Medical Benefits (4)	0	0	0	$18,546	0	$18,546	0	(7)	0
Estimated Total	0	0	0	$1,201,727	0	$1,434,734	$1,324,179		$623,179

BRYAN PECHERSKY
Cash Severance (1)	0	0	0	$560,003	0	$560,003	0		60% of pay	(8)
Pro Rata Bonus (2)	0	0	0	$268,900	0	$268,900	$268,900		$268,900
Unvested Equity (3)
Options	0	0	0	$0	0	$0	$0		$0
Restricted Stock	0	0	0	$79,627	0	$131,274	$79,627		$79,627
PSUs	0	0	0	$159,273	0	$262,557	$159,273		$159,273
Medical Benefits (4)	0	0	0	$13,224	0	$13,224	0	(7)	0
Estimated Total	0	0	0	$1,081,027	0	$1,235,958	$2,007,800		$507,800

(1)                                     As to Mr. Marshall, upon a termination without cause or for good reason, calculated as two times the sum of base salary plus target bonus. As to each of the other named executive officers, upon a termination without cause or for good reason, calculated as one times the sum of base salary plus target bonus.

(2)                                     Amounts shown are based on the actual bonus earned by the named executive officer for the 2014 calendar year, which was paid in March 2015.

(3)                                     Values are calculated based on the closing price of our common stock of $9.18 on December 31, 2014. Option values were calculated solely with respect to the portion of outstanding options that would receive accelerated vesting in connection with the termination event. In general, performance share unit (PSU) accelerated vesting, if any, is based on actual TSR performance achieved. Under the “no change in control” scenario, this table assumes a pro-rata vesting of the target 2013 and 2014 PSU awards. Under the “change in control” scenarios, this table assumes vesting of all target 2013 and 2014 PSU awards.

(4)                                     Mr. Marshall is entitled to 18 months of continuous medical coverage under our then-current plans. Each of the other named executive officers is entitled to 12 months of continuous medical coverage under our then-current plans. Amounts shown reflect the current cost to the company to continue coverage for the named executive officer.

(5)                                     Pursuant to each named executive officer’s previously described employment agreement, the named executive officer is entitled to pro rata vesting upon termination without cause or resignation for good reason (as defined above).

(6)                                     As provided by the LTIP award agreements, all unvested equity-based awards vest in connection with a change in control only if the named executive officer is terminated within two years of a change in control without cause or for good reason or otherwise at the discretion of the Compensation Committee. There is no distinction in the named executive officers’ previously described employment agreements for any cash or medical benefit continuation awards upon a change in control.

(7)                                     Each of the named executive officers was eligible to receive payments under life insurance and accidental death and dismemberment policies provided by us to our employees. These amounts are not enumerated in the table above because these benefits are available to all employees generally and there is no discrimination in scope, terms, or operation in favor of our executive officers.

(8)                                     Each of the named executive officers was eligible to receive 50% or 60%, as applicable, of his annualized base salary in disability payments, in accordance with the terms of our long term disability insurance program as of December 31, 2014. These amounts are not enumerated in the table above because these benefits are available to all employees generally and there is no discrimination in scope, terms, or operation in favor of our executive officers.

(9)                                     We have not listed potential payments to our executives upon retirement because none of our named executive officers reached retirement age as of December 31, 2014. Although the Compensation Committee retains the discretion to provide for retirement prior to age 65, we have assumed for purposes of the table above that such discretion would not be exercised.

(10)                                Mr. Barrett resigned from the company, effective March 16, 2015.

Compensation Committee Interlocks and Insider Participation

During 2014, Messrs. Fox (Chair), Owens and former director Voorhees served on the Compensation Committee. None of the members of the Compensation Committee is or has been an officer or employee of our company. All members of the Compensation Committee participate in decisions related to compensation of our executive officers. No interlocking relationship exists between our Board and the board of directors or compensation committee of any other company.

DIRECTOR COMPENSATION

Key Elements of Our 2014 Director Compensation Program

The directors’ compensation package for 2014 is set forth in the following table.

Element	Description	Amount
Annual Cash Fee for Board Service	• Payable to the non-executive Chairman of our Board • Payable to the non-employee directors of our Board	$100,000 $65,000
Annual Cash Fee for Committee Chairs	• All Committee Chairs	$15,000
Annual Cash Fee for Committee Members	• All Committee Members	$7,500
Annual Grant of Restricted Stock Units

•                  Grants of restricted stock units to the non-employee directors of our Board

•                  Shares of common stock are deliverable in the event of the director’s separation from service from the company due to the director’s death, disability, non-reelection to the Board, resignation from the Board with the prior consent of the Governance Committee or for any other reason, other than for cause

		Restricted stock units valued at $75,000 ($100,000 for the Chairman)

Setting Director Compensation

The Compensation Committee is responsible for recommending to the Board the form and amount of compensation for non-employee directors. The Compensation Committee may appoint subcommittees and delegate to a subcommittee such power and authority as it deems appropriate, as discussed above in the CD&A. The Compensation Committee did not appoint any subcommittees during 2014.

For 2014, as a result of challenging industry conditions and our company’s cost management initiatives, the Compensation Committee and Board determined there would be no adjustments to the directors’ compensation program. Accordingly, payment amounts, as well as the overall structure and components of the directors’ compensation program, remained the same as in 2013. Because there were no adjustments for 2014, Aon Hewitt did not conduct a comprehensive market review for purposes of 2014 directors’ compensation determinations.

The following table shows the actual 2014 compensation received by our non-employee directors.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Keith Bailey	107,500	99,984	207,484
Patrick Condon	87,500	74,988	162,488
William Fox III	87,500	74,988	162,488
Steven Nance	87,500	74,988	162,488
William Owens	87,500	74,988	162,488
James Voorhees (3)	87,500	74,988	162,488

(1)                                 Fees were paid in cash and include the following amounts:

Mr. Bailey: $100,000 as an annual retainer, $7,500 in committee fees

Mr. Condon: $65,000 as an annual retainer, $22,500 in committee fees

Mr. Fox: $65,000 as an annual retainer, $22,500 in committee fees

Mr. Nance: $65,000 as an annual retainer, $22,500 in committee fees

Mr. Owens: $65,000 as an annual retainer, $22,500 in committee fees

Mr. Voorhees: $65,000 as an annual retainer, $22,500 in committee fees

(2)         Amounts reflect the aggregate grant date fair value for fiscal 2014 under FASB ASC Topic 718, for grants of restricted stock units in 2014. These amounts do not reflect amounts paid to or realized by the director for fiscal 2014. Assumptions used in the calculation of these amounts are included in Note 20 of the Notes to Consolidated Financial Statements included in our 2014 Form 10-K. Restricted stock units are granted with no exercise price and vest 100% upon the resignation or retirement of the director, subject to pro rata vesting prior to the one-year anniversary of the grant date. The number of outstanding equity awards that each of our directors held as of December 31, 2014 is detailed below.

(3)         Mr. Voorhees resigned from the Board of Directors, effective December 31, 2014.

Director Stock Ownership Guidelines

Under our Corporate Governance Guidelines adopted by the Board, in order to ensure alignment of the interests of directors with those of our stockholders, a portion of the directors’ fees paid to a non-executive director is made in equity awards in the form of restricted stock or restricted stock units. All non-executive directors must hold a minimum of the equivalent of three times their respective annual cash fees in the form of (i) our common stock and/or (ii) unvested shares of restricted stock or restricted stock units. Directors have five years from the time of their first election to the Board to meet these stock ownership requirements. Each of our non-employee directors who has served for five years is in compliance with this ownership threshold based upon the closing price of our stock on February 27, 2015 of $8.29.

Equity Awards Outstanding at Year End

The following table shows the number of outstanding equity awards held by our non-employee directors as of December 31, 2014, which consist of shares of restricted stock units.

Name	Number of Outstanding Shares of Restricted Stock Units (#)
Keith Bailey	20,301
Patrick Condon	15,820
William Fox III	14,788
Steven Nance	14,788
William Owens	14,788
James Voorhees (1)	17,818

(1)                                 Mr. Voorhees resigned from the Board of Directors, effective December 31, 2014. His outstanding awards vested on December 31, 2014 pursuant to the terms of those awards.

Changes to the Directors’ Compensation Program for 2015

During its review of the 2015 directors’ compensation program, the Compensation Committee reviewed market data from our Compensation Peer Group and secondary source data from industry and other companies. They also took into account the responsibilities of each committee, the time commitments required for each committee to comply with increasing regulatory requirements and the fact that the last adjustments to the directors’ compensation program were in 2012. As a result of that review, the Compensation Committee made the following adjustments to the directors’ compensation program to account for the market data and responsibilities required by our committees and to ensure the program remains appropriate and competitive for both existing directors and any new future directors:

	2015 Retainer ($)	2014 Retainer ($)
Chairman of the Board	110,000	100,000
Non-Employee Directors	75,000	65,000

	2015 Annual Equity Grant ($)	2014 Annual Equity Grant ($)
Chairman of the Board	115,000	100,000
Non-Employee Directors	90,000	75,000

Committee	2015 Fees (Member) ($)	2015 Fees (Chair) ($)	2014 Fees (Member) ($)	2014 Fees (Chair) ($)
Compensation	9,000	18,000	7,500	15,000
Audit	9,000	18,000	7,500	15,000
Governance	9,000	18,000	7,500	15,000
HSEC	9,000	18,000	7,500	15,000

AUDIT COMMITTEE AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of the Audit Committee

The material in this Report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in such filing.

As provided by its charter, the Audit Committee (in this Audit Committee Report, the “Committee”) consists of at least three directors. No director may serve on the Committee unless the director satisfies the independence criteria in Rule 10A-3 of the Exchange Act, the independence criteria of the NYSE and the Guidelines on the Independence of the Directors as set forth in Annex A of Cloud Peak Energy’s Corporate Governance Guidelines. Each member is financially literate, as interpreted by the Board in its business judgment. At least one member has accounting or related financial management expertise (as defined by the NYSE), as interpreted by the Board in its business judgment, and is an “audit committee financial expert” (as defined by the SEC), as determined by the Board. The designation of any person as an “audit committee financial expert” does not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

The primary responsibility of the Committee is to oversee Cloud Peak Energy’s financial reporting process on behalf of the Board and report the results of its activities to the Board. The Committee has sole authority to approve the appointment and to replace the company’s independent auditor. The management of Cloud Peak Energy is responsible for the preparation, presentation and integrity of the company’s financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The internal audit function is responsible for providing management and the Committee with ongoing assessments of the Company’s risks and system of internal control. PricewaterhouseCoopers LLP (“PwC”), the company’s independent auditor for 2014, is responsible for planning and carrying out audits of Cloud Peak Energy’s annual financial statements in accordance with generally accepted auditing standards, reviewing Cloud Peak Energy’s quarterly financial statements prior to the filing of each quarterly report, annually auditing the effectiveness of internal control over financial reporting and other auditing procedures.

The Committee has reviewed and discussed with management and PwC the audited financial statements for the year ended December 31, 2014 and related disclosures, including a review of the significant management judgments underlying the financial statements and disclosures and management’s conclusion that the financial statements included in the Form 10-K present fairly, in all material respects, the financial position, results of operations and cash flows of the company for the periods presented in conformity with generally accepted accounting principles.

The Committee also periodically meets in separate private sessions with the independent auditor, the internal auditor and members of senior management (such as the chief financial officer) to discuss the results of their examinations, their evaluations of the company’s internal controls, and the overall quality of the company’s financial reporting. The Committee also periodically meets in executive session.

The Committee has discussed with PwC the matters that are required to be discussed by Auditing Standard No. 16. PwC has provided to the Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Committee concerning independence, and the Committee has discussed with PwC that firm’s independence and considered whether the performance by PwC of any non-audit services was compatible with its independence. The Committee has concluded that PwC’s provision of audit and non-audit services to Cloud Peak Energy and its affiliates is compatible with PwC’s independence. Consistent with the requirements of the Sarbanes-Oxley Act of 2002, the Committee has adopted policies to avoid compromising the independence of the company’s independent auditor, such as prior Committee approval of non-audit services and procedures on the hiring of employees or former employees of the company’s independent auditor.

Based on the review and discussions referred to above, the Committee recommended to the Board that the audited financial statements for the year ended December 31, 2014 be included in the company’s Annual Report on Form 10-K for 2014 for filing with the SEC.

Audit Committee Patrick Condon, Chair William Fox III Steven Nance

Independent Auditor Fees and Services

The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP or fees payable for professional services rendered in or related to 2013 and 2014.

	2014	2013
Audit Fees	$1,817,550	$1,863,053
Audit Related Fees (1)	$197,500	$45,000
Tax Fees	—	—
All Other Fees	—	—
Total	$2,015,050	$1,908,053

(1)                                 Audit related fees include services rendered by PricewaterhouseCoopers LLP in relation to various corporate transactions.

Pre-Approval for Audit and Non-Audit Services

Pursuant to its charter, the Audit Committee has the responsibility to review and pre-approve, or to adopt appropriate procedures to pre-approve, audit and non-audit services to be performed for Cloud Peak Energy by its independent auditors. To date, the Audit Committee has not chosen to pre-approve any non-audit services or to delegate any pre-approval authority to a subcommittee, except for up to $20,000 in non-audit mine equipment analysis services of a mining benchmarking advisory firm acquired by PricewaterhouseCoopers LLP in 2013. All fees reported above were pre-approved by the Audit Committee as required.

PROPOSAL II

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

Description of Proposal

In accordance with its charter, the Audit Committee has selected PricewaterhouseCoopers LLP as Cloud Peak Energy’s independent auditors to audit our consolidated financial statements and internal control over financial reporting for 2015 and to render other services required of them. The Board is submitting the appointment of PricewaterhouseCoopers LLP for ratification at the 2015 Annual Meeting of Stockholders. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

The submission of this matter for ratification by stockholders is not legally required; however, the Board and its Audit Committee believe that such submission is consistent with best practices in corporate governance and is an opportunity for stockholders to provide direct feedback to the Board and its Audit Committee on an important issue of corporate governance. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Audit Committee will reconsider the selection of such firm as independent auditors, although the results of the vote are not binding on the Audit Committee.

The Audit Committee has the responsibility to oversee and review the independence, qualifications and performance of the company’s independent auditors.

Board Recommendation on Proposal

The Board unanimously recommends a vote FOR ratification of the appointment of PricewaterhouseCoopers LLP as Cloud Peak Energy’s independent auditors for 2015. The management proxy holders will vote all properly submitted proxies FOR ratification unless properly instructed otherwise.

PROPOSAL III

ADVISORY VOTE TO APPROVE THE COMPENSATION OF

NAMED EXECUTIVE OFFICERS

Description of Proposal

Section 14A of the Exchange Act, which was added to the Exchange Act by Section 951 of the Dodd-Frank Act, affords stockholders a vote to approve, on an advisory (nonbinding) basis, the compensation of the company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the SEC. This vote is not intended to address any specific item of compensation and is not a vote on the company’s general compensation policies, compensation of the Board or the company’s compensation policies as they relate to risk management. Exchange Act Section 14A requires the company to hold the advisory vote on executive compensation at least once every three years, although the company currently intends to hold such vote annually.

The company’s executive compensation program is designed to attract, motivate and retain highly qualified executive officers who are able to meet and exceed corporate objectives and create long-term stockholder value. The Compensation Committee believes the company’s executive compensation program reflects a strong pay-for-performance philosophy and is well aligned with the stockholders’ long-term interests. Please read the Compensation Discussion and Analysis section of this Proxy Statement for additional details on our executive compensation program.

Stockholders are being asked to vote on the following resolution:

RESOLVED, that the stockholders of Cloud Peak Energy Inc. approve, on an advisory basis, the compensation of the company’s named executive officers, as disclosed in the proxy statement pursuant to Item 402 of Regulation S-K promulgated by the SEC.

This advisory vote on executive compensation is not binding on the company, the Compensation Committee or the Board. However, the Compensation Committee and the Board will take into account the result of the vote when determining future executive compensation programs.

Board Recommendation on Proposal

The Board unanimously recommends that the stockholders vote FOR approval, on an advisory basis, of the compensation of the company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the SEC. The management proxy holders will vote all properly submitted proxies FOR approval unless properly instructed otherwise.

PROPOSAL IV

PROXY ACCESS BYLAW AMENDMENT RECOMMENDED BY CLOUD PEAK ENERGY

Description of Proposal

We are asking stockholders to approve “proxy access” amendments to our Bylaws. A summary of the proposed amendment to our Bylaws is set forth below in this Proposal IV. The description of the proposed amendment is qualified in its entirety by reference to the text of the proposed amendment, which is attached as Appendix A to this Proxy Statement.

The proposed amendments provide a means for Cloud Peak Energy stockholders who have retained and hold a sufficient ownership position in our company to include stockholder-nominated director candidates in our proxy materials for annual meetings of stockholders. Consistent with good governance practice, the Board decided to submit the amendments to stockholders for approval. The Bylaw amendments will not become effective unless approved by holders of at least two-thirds of the voting power of the issued and outstanding stock of Cloud Peak Energy entitled to vote. If these proposed Bylaw amendments are not approved by our stockholders, the Board may independently elect to implement a Board-approved proxy access bylaw amendment that is the same as, or different from, the amendment included in Appendix A.

Terms of Proposed Proxy Access Bylaw

Stockholder eligibility. The Bylaw amendment would permit any single stockholder (but not a group of stockholders) owning 5% or more of Cloud Peak Energy common stock continuously for three years who complies with the requirements set forth in the Bylaws to nominate candidates for election to the Board and require us to list such nominees with the Board’s nominees in our proxy statement for our annual meeting of stockholders. Proxy access will be unavailable to any stockholders at any special meeting of the stockholders.

Number of stockholder-nominated candidates. Under this Bylaw amendment, such a stockholder would be permitted to nominate the greater of (x) one director or (y) 10% of the total number of directors in office, rounding to the nearest whole number. If the Board decides to reduce the size of the Board after the nomination deadline due to a director resignation or any other reason, the 10% calculation will be applied to the reduced size of the Board, with the potential result that a stockholder-nominated candidate may be disqualified.

Nominating stockholders submitting more than one nominee would be required to rank their nominees in order. If the number of stockholder-nominated candidates exceeds the greater of (x) one director or (y) 10% of the total number of directors in office, rounding to the nearest whole number, the highest ranking qualified individual from the list proposed by each nominating stockholder, beginning with the nominating stockholder with the largest qualifying ownership and proceeding through the list of nominating stockholders in descending order of qualifying ownership, will be selected for inclusion in our proxy materials until the maximum number is reached.

Stockholder-nominated candidates that the Board determines to include in our proxy materials as Board-nominated candidates will be counted against the greater of (x) one director or (y) 10% of the total number of directors in office maximum.

Calculation of ownership. In order to ensure that the interests of stockholders seeking to include director nominees in our proxy materials are aligned with those of our other stockholders, a nominating stockholder would be considered to own only the shares for which the stockholder possesses the full voting and investment rights and the full economic interest. Borrowed or hedged shares would not count as “owned” shares.

Nominating procedure. In order to provide adequate time to assess stockholder-nominated candidates, requests to include stockholder-nominated candidates in our proxy materials must be received no earlier than 150 days and no later than 120 days before the anniversary of the date that we issued our proxy statement for the previous year’s annual meeting of stockholders.

Information required of all nominating stockholders. Each stockholder seeking to include a director nominee in our proxy materials is required to provide certain information, including:

•                  proof of qualifying stock ownership as of a date within seven calendar days prior to the date of the submission and the record date for the annual meeting;

•                  the number of shares such stockholder is deemed to own for purposes of the proxy access Bylaw;

•                  the stockholder’s notice on Schedule 14N required to be filed with the SEC;

•                  the written consent of the stockholder nominee to being named in our proxy statement and serving as a director, if elected; and

•                  the information required by the advance notice provision of our Bylaws for election of directors.

Nominating stockholders are also required to make certain representations and agreements regarding:

•                  lack of intent to effect a change of control;

•                  intent to maintain qualifying ownership through the meeting date;

•                  intent to maintain qualifying ownership for one year after the meeting date;

•                  only participating in the solicitation of their nominee or Board nominees;

•                  complying with solicitation rules and assuming liabilities related to and indemnifying us against losses arising out of their nomination; and

•                  accuracy and completeness of all information provided to us.

Information required of all stockholder nominees. Each stockholder nominee is required to provide the representations and agreements required of all nominees for election as director, including representations and agreements regarding:

•                  refraining from voting commitments;

•                  refraining from entering into agreements, arrangements or understandings with any person or entity other than Cloud Peak Energy with respect to compensation, reimbursement or indemnification for his or her candidacy or service as a director, except to the extent specifically permitted by the director qualification requirements of our Bylaws;

•                  compliance with our then-existing and any future policies and guidelines applicable to directors, including without limitation our Code of Conduct and Corporate Governance Guidelines; and

•                  accuracy and completeness of all information provided to us.

Stockholder nominees also must submit completed and signed questionnaires required of directors and officers of Cloud Peak Energy and provide any additional information necessary for the Board’s independence evaluation and determination.

Disqualification of stockholder nominees. We will not be required to include a stockholder nominee in our proxy materials:

•                  for which our Secretary receives a notice that a stockholder has nominated such person pursuant to the advance notice requirements for election of directors set forth in Article II, Section 11 of our Bylaws;

•                  if the stockholder that has nominated such nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its nominee(s) or a nominee of our Board;

•                  if the nominee is or becomes a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than Cloud Peak Energy, or is receiving or will receive any such compensation or other payment from any person or entity other than Cloud Peak Energy, in each case in connection with his or her candidacy or service as our director, except to the extent specifically permitted by the director qualification requirements of our Bylaws;

•                  who is not independent under the listing standards of each principal U.S. exchange upon which our common stock is listed, any applicable rules of the SEC and any publicly disclosed standards used by our Board in determining and disclosing independence of our directors, in each case as determined in the sole discretion of our Board;

•                  whose election would cause us to be in violation of our Bylaws, our amended and restated certificate of incorporation, the rules and listing standards of the principal U.S. exchanges upon which our common stock is traded, or any applicable state or federal law, rule or regulation;

•                  who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

•                  who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted (including through a plea of nolo contendere) in such a criminal proceeding within the past 10 years;

•                  who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act; or

•                  if the nominee or the applicable nominating stockholder provided information to us in respect of such nomination that was untrue in any material respect or omitted to state a material fact, as determined in the sole discretion of our Board or any committee thereof.

Each director nominee would also be required to execute and deliver, among other things, a written questionnaire and an agreement designed to disclose various aspects of the nominee’s background and qualifications. The nominee must also agree to comply with law and comply with other requirements.

Supporting statement. Stockholders will be permitted to include in our proxy statement a statement not exceeding 500 words in support of their nominees. We may omit any information or statement that we, in good faith, believe would violate any applicable law or regulation.

Re-nomination of stockholder nominees. Stockholder nominees who are included in our proxy materials but subsequently withdraw from or become ineligible for election at the meeting or do not receive at least 25% of the vote cast in favor of their election would be ineligible for nomination for the next two annual meetings.

Rationale for the Proposal and Recommended Thresholds; Our Small Market Capitalization and Potential Abuse by Opponents of Our Industry

The proposal represents the Board’s view of proxy access that it believes is most beneficial to all stockholders. The Board believes that proxy access should be structured in a way that:

•                  provides minority stockholders who hold a significant and continuing ownership interest in Cloud Peak Energy with the opportunity to include Board candidates in our proxy statement;

•                  requires a sustained commitment to Cloud Peak Energy in terms of the stockholder’s ownership holding period, which is in keeping with our focus on managing our business for the long term;

•                  minimizes the ability of short-term activist stockholders and special interest groups to abuse the proxy access process and cause significant harm to the functioning of our independent Board or our ability to achieve our strategic goals, including anti-fossil fuel groups with a stated opposition to coal-fired power generation in the U.S. and globally and who are opposed to our company’s efforts to sustainably grow our domestic and international coal business for the long-term benefit of all of our stockholders;

•                  incorporates thresholds and requirements that recognize our relatively small market capitalization (only approximately $[        ] million, based on recent stock prices), compared to larger public companies who have implemented or are considering implementing proxy access with different thresholds and requirements; and

•                  avoids significant director turn-over with candidates not nominated by our independent Board, which may adversely impact the effectiveness of our Board.

Accordingly, our Board believes that permissive proxy access, unless accompanied by meaningful requirements and thresholds, could be potentially damaging to the effectiveness of our Board and, by extension, to our operational performance and long-term growth.

The Board determined that proxy access should require a nominating stockholder to own a minimum of 5% of the outstanding shares. Among other considerations behind the Board’s decision to select 5% as the applicable threshold, based on a review of the most recent Schedule 13G filings, the Board believes that the proposed requirements provide for proxy access which may be immediately usable because there are 5% beneficial owners of our common stock. See “Security Ownership of Management and Principal Stockholders” in this Proxy Statement. Additionally, the Board considered that many commentators on the SEC’s 2009 proxy access proposal, who are knowledgeable on corporate governance matters, noted that a 5% threshold is appropriate (where no aggregation is allowed) and that further lowering the bar provides activist stockholders and special interest groups with a relatively low-cost avenue to significantly disrupt board composition and corporate strategy. Some activist stockholders and special interest groups have a short-term or narrow agenda that is not necessarily in the best interest of all of our stockholders and is instead intended to benefit only their particular goals and positions. Moreover, others may be motivated by an anti-fossil fuel agenda or are acting in collaboration with well-organized and well-funded anti-fossil fuel activist groups, rather than a desire to increase the long-term value of our coal business.

The Board believes that proxy access bylaw provisions should not allow stockholders to aggregate interests to achieve the minimum ownership requirement. The Board believes that only stockholders with a significant and sustained ownership interest in Cloud Peak Energy should have the opportunity to include nominees in our proxy statement. As noted above, the Board is concerned about activist stockholders with unrepresentative or short-term agendas that are not in the long-term best interests of our company and all of our stockholders. Also, proxy access is not yet common in the United States, which creates potential for other unknown problems. The Board believes that caution is necessary to protect the interests of all stockholders.

The Board also determined that proxy access should require a nominating stockholder to have held a minimum of 5% of our outstanding shares for a continuous three-year period or longer. The Board believes stockholders with this long-term financial commitment to Cloud Peak Energy, rather than a shorter holding requirement, are likely aligned with our longer-term strategies, which we believe are beneficial to all stockholders. The Board believes that granting proxy access to stockholders with holding periods of less than three years could result in a shorter-term focus at the Board level that may not be in the best interest of all stockholders.

Effects of Approval or Disapproval of the Proposal

If approved by stockholders, the proxy access Bylaw amendment will go into effect. This remains the case regardless of whether the separate stockholder proposal regarding proxy access (see Proposal V below) is also approved. The amendment recommended by Cloud Peak Energy in this Proposal IV will not go into effect if this Proposal IV is not approved by stockholders, unless the Board independently elects to implement a Board-approved proxy access bylaw amendment which may be the same as, or different from, the amendment included in Appendix A to this Proxy Statement.

Board Recommendation on Proposal

The Board unanimously recommends a vote FOR approval of the amendment to our Bylaws regarding proxy access, as set forth in Appendix A to this Proxy Statement. The management proxy holders will vote all properly submitted proxies FOR approval unless properly instructed otherwise.

STATEMENT REGARDING STOCKHOLDER PROPOSAL

Proposal V below has been submitted for inclusion in our Proxy Statement by a stockholder proponent. The proponent has informed us that it or its representatives will appear at our 2015 Annual Meeting to present its proposal. The proposal and supporting statement below are presented in this Proxy Statement as received from the proponent in accordance with the rules of the SEC, and we and our Board disclaim any responsibility for their content. Any references in the proposal or the supporting statement to “we,” “our” or similar words are references to the proponent of the proposal and not to our company, our other stockholders or our Board.

We have also included a statement in opposition of our Board with respect to the proposal, recommending a vote against the stockholder proposal. The Board does not necessarily disagree with all stockholder proposals submitted to the company. When it agrees with a proposal and believes it is in the best interests of Cloud Peak Energy and its stockholders, a proposal often can be implemented without a stockholder vote. The stockholder proposal that appears in this Proxy Statement is one with which the Board disagrees and believes it should oppose in fulfilling the Board’s obligations to represent and safeguard the best interests of our stockholders as a whole.

PROPOSAL V

STOCKHOLDER PROPOSAL REGARDING PROXY ACCESS

We have been advised by the Comptroller of the City of New York, Scott M. Stringer, that the New York City Employees’ Retirement System, the New York City Fire Department Pension Fund, the New York City Teachers’ Retirement System, the New York City Police Pension Fund and the New York City Board of Education Retirement System (collectively, the “Systems”), Municipal Building, One Centre Street, Room 629, New York, New York 10007-2341, intend to present the following proposal for consideration at our 2015 Annual Meeting. This proposal will be voted on if it is properly presented at our 2015 Annual Meeting. According to documentation submitted by the Systems to us, the Systems most recently collectively owned approximately 104,031 shares of our common stock as of the dates specified in their documentation, or less than [           ] % of our outstanding common stock as of March 20, 2015, which is the record date for our 2015 Annual Meeting.

The Systems’ Proposal Language and Their Supporting Statement

RESOLVED: Shareholders of Cloud Peak Energy Inc. (the “Company”) ask the board of directors (the “Board”) to adopt, and present for shareholder approval, a “proxy access” bylaw. Such a bylaw shall require the Company to include in proxy materials prepared for a shareholder meeting at which directors are to be elected the name, Disclosure and Statement (as defined herein) of any person nominated for election to the board by a shareholder or group (the “Nominator”) that meets the criteria established below. The Company shall allow shareholders to vote on such nominee on the Company’s proxy card.

The number of shareholder-nominated candidates appearing in proxy materials shall not exceed one quarter of the directors then serving. This bylaw, which shall supplement existing rights under Company bylaws, should provide that a Nominator must:

a) have beneficially owned 3% or more of the Company’s outstanding common stock continuously for at least three years before submitting the nomination;

b) give the Company, within the time period identified in its bylaws, written notice of the information required by the bylaws and any Securities and Exchange Commission rules about (i) the nominee, including consent to being named in the proxy materials and to serving as director if elected; and (ii) the Nominator, including proof it owns the required shares (the “Disclosure”); and

c) certify that (i) it will assume liability stemming from any legal or regulatory violation arising out of the Nominator’s communications with the Company shareholders, including the Disclosure and Statement; (ii) it will comply with all applicable laws and regulations if it uses soliciting material other than the Company’s proxy materials; and (c) to the best of its knowledge, the required shares were acquired in the ordinary course of business and not to change or influence control at the Company.

The Nominator may submit with the Disclosure a statement not exceeding 500 words in support of the nominee (the “Statement”). The Board shall adopt procedures for promptly resolving disputes over whether notice of a nomination was timely, whether the Disclosure and Statement satisfy the bylaw and applicable federal regulations, and the priority to be given to multiple nominations exceeding the one-quarter limit.

SUPPORTING STATEMENT

We believe proxy access is a fundamental shareholder right that will make directors more accountable and contribute to increased shareholder value. The CFA Institute’s 2014 assessment of pertinent academic studies and the use of proxy access in other markets similarly concluded that proxy access:

•                  Would “benefit both the markets and corporate boardrooms, with little cost or disruption.”

•                  Has the potential to raise overall US market capitalization by up to $140.3 billion if adopted market-wide. (http://www.cfapubs.org/doi/pdf/10.2469/ccb.v2014.n9.1)

The proposed bylaw terms enjoy strong investor support — votes for similar shareholder proposals averaged 55% from 2012 through September 2014 — and similar bylaws have been adopted by companies of various sizes across industries, including Chesapeake Energy, Hewlett-Packard, Western Union and Verizon.

We urge shareholders to vote FOR this proposal.

Board Statement in Opposition to the Systems’ “One Size Fits All” Approach to Proxy Access

The Board has carefully considered the Systems’ proposal and determined that it is not in the best interests of Cloud Peak Energy and its stockholders. The Systems submitted their proposal to Cloud Peak Energy and 74 other U.S. companies as part of a publicized media campaign targeting companies based on perceived issues with the Systems’ three chosen screening criteria. Those criteria included climate change and, as a result, the Systems submitted their proxy access proposal to a number of fossil fuel companies, including oil and gas companies such as Exxon Mobil Corporation and Chevron Corporation and other coal producers such as CONSOL Energy Inc., Peabody Energy Corporation, Westmoreland Coal Company, Arch Coal, Inc. and Alpha Natural Resources, Inc. Many of the other 74 companies who received the Systems’ proposal are significantly larger than our company, yet the Systems are proposing a “one size fits all” approach to proxy access regardless of whether a company’s market capitalization is $350 billion or $350 million.

As described further below, the Board believes the Systems’ proposed version of proxy access (1) fails to achieve important objectives and include safeguards that should be incorporated into the structure of proxy access to avoid potential abuse by short-term activist stockholders and special interest groups, including anti-fossil fuel groups with a stated opposition to coal-fired power generation, (2) fails to recognize our relatively small market capitalization (only approximately $[           ] million, based on recent stock prices), compared to larger public companies who received the Systems’ proposal or have implemented or are considering implementing proxy access with different thresholds and requirements; and (3) fails to recognize that our existing governance structure already provides stockholders with a meaningful opportunity regarding the nomination and election of directors and to provide input regarding our corporate strategies.

The Systems’ proposal would allow an unlimited group of small stockholders who, collectively, beneficially own 3% of more of our outstanding common stock for at least three years to nominate up to 25% of the Board in our proxy materials. Even if the Systems’ proposed thresholds may be acceptable for substantially larger public companies in other industries that are not faced with the well-funded activist opposition facing the coal industry, the Board believes they are not appropriate for us. As a result, the Board is recommending a proxy access structure in Proposal IV above, which would allow a single stockholder who complies with the requirements of the company’s recommended proxy access Bylaw and beneficially owns 5% or more of our outstanding common stock for at least three years to nominate the greater of (x) one director or (y) 10% of the total number of directors in office, rounding to the nearest whole number. The Board believes its recommended version of proxy access in Proposal IV above meets the objectives of an appropriate proxy access structure for us.

Systems’ Proposal Fails to Achieve Important Objectives and Risks Abuse by Special Interest Groups, Including Anti-Fossil Fuel Groups

As previously discussed, the Board believes proxy access should be structured in a way that:

•                  provides minority stockholders who hold a significant and continuing ownership interest in Cloud Peak Energy with the opportunity to include Board candidates in our proxy statement;

•                  requires a sustained commitment to Cloud Peak Energy in terms of the stockholder’s ownership holding period, which is in keeping with our focus on managing our business for the long term;

•                  minimizes the ability of short-term activist stockholders and special interest groups to abuse the proxy access process and cause significant harm to the functioning of our independent Board or our ability to achieve our strategic goals, including anti-fossil fuel groups with a stated opposition to coal-fired power generation in the U.S. and globally and who are opposed to our company’s efforts to sustainably grow our domestic and international coal business for the long-term benefit of all of our stockholders;

•                  incorporates thresholds and requirements that recognize our relatively small market capitalization (only approximately $[       ] million, based on recent stock prices), compared to larger public companies who received the Systems’ proposal or have implemented or are considering implementing proxy access with different thresholds and requirements; and

•                  avoids significant director turn-over with candidates not nominated by our independent Board, which may adversely impact the effectiveness of our Board.

The Board believes that the company’s recommended version of proxy access in Proposal IV strikes the right balance between providing stockholders with the opportunity to include Board candidates in our proxy statement while simultaneously requiring a significant and sustained commitment to Cloud Peak Energy in terms of the stockholder’s ownership level and holding period. In addition, the Board believes that the company’s recommended version of proxy access in Proposal IV better manages the risks associated with proxy access, including by minimizing the ability of short-

term activist stockholders and special interest groups to abuse the proxy access process to the detriment of our long-term investors.

The Systems’ proposal differs from the company’s recommended version of proxy access in Proposal IV in the following material ways:

Ownership threshold. The Systems’ proposal would allow an unlimited group of small stockholders who, collectively, beneficially own 3% of more of our outstanding common stock to include director nominees in our proxy materials while the company’s recommended version of proxy access in Proposal IV would allow a single stockholder who beneficially owns 5% or more of our outstanding common stock to include director nominees in our proxy materials. Based on a review of recent Schedule 13G filings, there are 5% beneficial owners of our common stock. See “Security Ownership of Management and Principal Stockholders” in this Proxy Statement. The Board believes that a 3% ownership threshold, particularly in combination with the Systems’ permissive aggregation of unlimited stockholders to achieve the 3% threshold, would provide activist stockholders and special interest groups with short-term agendas that are not in the best interests of our company and all of our stockholders with a relatively low-cost avenue to disrupt Board composition, strategy and ultimately, company performance and long-term growth. For example, it would allow a group of stockholders with very low ownership stakes in our company and a narrowly-focused special interest to use the proxy process to promote a specific agenda, such as an anti-fossil fuel or climate change agenda, rather than the interests of all our stockholders, thereby creating the very real risk of politicizing the Board election process and jeopardizing our corporate strategies at virtually no cost to the proponents. The Board is also concerned about the potential for activist stockholders to seek to advance other short-term or narrow agendas — such as demands to declare extraordinary dividends or enter into a sale transaction — that are not necessarily in the best interests of our company and all of our stockholders. As such, when considering the appropriate threshold for the company’s version of proxy access, the Board determined that its recommended 5% ownership threshold better manages these risks. In short, the Board does not believe that a 3% ownership threshold, particularly one that can be satisfied by an unlimited group of small stockholders as proposed by the Systems, demonstrates a significant enough commitment to the company sufficient to outweigh the risks of short-sighted, special interest stockholders seeking to take advantage of the proxy process at the company’s expense and the expense of our other stockholders.

Aggregation of ownership. The Systems’ proposal would allow an unlimited group of stockholders to aggregate their common stock holdings in order to meet the ownership threshold while the company’s recommended version of proxy access in Proposal IV would require a single stockholder to meet the threshold. The Board feels strongly that only stockholders with a significant and sustained ownership interest in Cloud Peak Energy should have the opportunity to include director nominees in our proxy statement and that stockholders should not be allowed to aggregate interests to achieve the minimum ownership requirement. As discussed above, the Board is concerned about activist stockholders and special interest groups with unrepresentative or short-term agendas that are not in the best interests of Cloud Peak Energy or our stockholders and believes that aggregation perpetuates the ability of such activist stockholders and special interest groups to act in this manner. Aggregation could allow for the election of groups of directors representing divergent minority interests, potentially resulting in a less effective, fragmented Board. Additionally, directors elected by one stockholder group in one year may face successful opposition from directors nominated by another stockholder group in a subsequent year, setting up the potential for ongoing instability on our Board. Further, because contested elections are often expensive and disruptive events, diverting management’s attention from the operation of the business, and because proxy access is not yet common in the United States, the Board believes that there is potential for unknown problems when aggregation is allowed and that caution is necessary in protecting the interests of our company and all of our stockholders.

Percentage of Board that may be nominated. The Systems’ proposal would allow stockholders to nominate up to 25% of the Board while the company’s recommended version of proxy access in Proposal IV would allow stockholders to nominate the greater of (x) one director or (y) 10% of the total number of directors in office, rounding to the nearest whole number. The Board believes that it is important to limit the number of directors who may be elected under the company’s proxy access Bylaw provision because of the potential for significant disruption in company and Board operations that may result due to high director turnover. A large number of inexperienced directors who lack sufficient knowledge and understanding of our company and our business to provide meaningful and effective oversight of our operations and long-term strategies could materially adversely affect our long-term strategy and performance. In addition, the prospect of a larger number of directors being “outseated” as a result of proxy access may deter highly qualified individuals from service on our Board.

Cloud Peak Energy Already Has A Robust Governance Structure and Accountable Independent Board

Cloud Peak Energy’s existing governance structure already includes an accountable independent Board and provides stockholders with a meaningful opportunity regarding the nomination and election of directors and to provide input regarding our corporate strategies. This governance structure includes:

•                  Our Board has a strong independent leadership structure, including an independent Chairman with broad authority and responsibility;

•                  A substantial majority of our Board is comprised of independent directors. Our Chief Executive Officer is the only non-independent member of our Board;

•                  Majority voting is required for our directors such that a nominee is elected only if he or she receives a majority of the votes cast for his or her election (in an uncontested election), in accordance with our majority voting policy;

•                  Going back to our initial 2010 annual stockholders meeting, after becoming a public company in 2009, each of our directors has received at least 96% of the votes cast in favor of his election or re-election to our Board;

•                  Our stockholders are entitled to recommend director candidates to our Governance Committee and Board, and such nominees are considered using the same criteria as all other candidates;

•                  Our Board welcomes the insight of our stockholders and provides numerous convenient avenues of communication between stockholders and other interested parties and our Board as a whole, our independent directors as a whole or individual directors; and

•                  Our Board has implemented an annual say on pay vote to solicit regular stockholder feedback on our executive compensation programs, although not required by law to be an annual vote.

Cloud Peak Energy strives to regularly assess and adopt appropriate governance best practices that serve the interests of our stockholders. In our view, proxy access — as proposed by the Systems without sufficient safeguards and thresholds for a company of our size and in our industry — can present a clear risk of abuse to the detriment of our stockholders, where a single stockholder or group of stockholders can threaten to use the nomination process to pressure a company to take action that is not in the best interests of all stockholders or to nominate candidates with interests that are based on short-term goals or are not aligned with those of all stockholders. We believe the Systems’ proposal presents such a risk to Cloud Peak Energy’s stockholders, lacks adequate safeguards to ensure the proxy access mechanism is not abused and does not take into account Cloud Peak Energy’s existing, robust governance structure and strong independent Board leadership.

Board Recommendation on Proposal

For the reasons discussed above, the Board unanimously recommends a vote AGAINST approval of the stockholder proposal regarding proxy access. The management proxy holders will vote all properly submitted proxies AGAINST approval unless properly instructed otherwise. If the company’s recommended version of proxy access in Proposal IV is approved, the proposed bylaw amendments discussed therein will go into effect, regardless of whether the Systems’ proposal is also approved. In addition, even if the Systems’ proposal is approved, the outcome is not binding on Cloud Peak Energy and the Board may elect to implement a different version of proxy access or no version of proxy access.

OTHER BUSINESS

The Board is not aware of any matter to be presented for action at the 2015 Annual Meeting of Stockholders other than the four company proposals and, if properly presented, the one stockholder proposal set forth in this Proxy Statement. Should any other matter requiring a vote of stockholders properly arise, the management proxies confer upon the management proxy holders discretionary authority to vote the same in accordance with their best judgment in the interest of the company.

PROPOSALS FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

Proposals for Inclusion in Our Proxy Statement

Under the rules of the SEC, stockholder proposals that are being submitted for inclusion in our proxy statement relating to our 2016 annual meeting of stockholders must be received no later than December 1, 2015 at our principal executive offices, located at 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: General Counsel. Such proposals when submitted must be in full compliance with applicable laws, including Rule 14a-8 of the Exchange Act, and our Bylaws.

Proposals Not for Inclusion in Our Proxy Statement

Our Bylaws require advance written notice from any stockholder seeking to present any business or proposal, not for inclusion in next year’s proxy statement, but directly at the 2016 annual meeting of stockholders, including nominations of persons for election to our Board. Notice of such proposals must be received at our principal executive offices, located at 505 South Gillette Avenue, Gillette, Wyoming 82716, Attn: Corporate Secretary, not earlier than the close of business 120 days, nor later than the close of business 90 days prior to the anniversary of the immediately preceding annual meeting. Based upon the anniversary date of the 2015 Annual Meeting of Stockholders as currently scheduled, a stockholder must send advance written notice of such nominations or other business or proposals such that the notice is received by us not earlier than the close of business on January 14, 2016 and no later than the close of business on February 13, 2016. In the event the annual meeting is convened on a date more than 30 days prior to or delayed by more than 60 days after such anniversary date, such notice must be received not earlier than the close of business 120 days prior to such annual meeting nor later than the close of business on the later of 90 days prior to such annual meeting or the 10th day following the day on which public disclosure of the date of the annual meeting was first made by the company. Such proposals when submitted must be in full compliance with applicable law and our Bylaws.

DIRECTIONS TO ANNUAL MEETING LOCATION

Gillette College Technical Center

3251 South 4-J Road

Gillette, Wyoming 82718

Nearest Airport: Gillette-Campbell County Airport—GCC

Go south on Airport Road. Turn left to stay on Airport Road. Turn right onto US 14-16 / WY-59 towards Gillette. Turn right onto South Burma Avenue. Turn left onto Westover Country Road. Turn right onto South 4-J Road and drive south approximately 1.2 miles.

Appendix A

Proposal IV

Proxy Access Bylaw Amendment Recommended by Cloud Peak Energy

AMENDMENT NO. 1

TO THE AMENDED AND RESTATED BYLAWS

OF

CLOUD PEAK ENERGY INC.

The Amended and Restated Bylaws of Cloud Peak Energy Inc. are hereby amended by adding the following Section 15 to ARTICLE II thereof:

SECTION 15. Proxy Access.

(a) Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 15, the Company shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by the Board of Directors or any committee thereof, the name, together with the Required Information (defined below), of any person nominated for election (the “Stockholder Nominee”) to the Board of Directors by a single stockholder that satisfies the requirements of this Section 15 (the “Eligible Stockholder”), and who expressly elects at the time of providing the notice required by this Section 15 (the “Notice of Proxy Access Nomination”) to have its nominee included in the Company’s proxy materials pursuant to this Section 15. For purposes of this Section 15, the “Required Information” that the Company will include in its proxy statement is the information provided to the Secretary of the Company concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the Company’s proxy statement by the regulations promulgated under the Exchange Act, and if the Eligible Stockholder so elects, a written statement, not to exceed 500 words, in support of the Stockholder Nominee(s)’ candidacy (the “Statement”). Notwithstanding anything to the contrary contained in this Section 15, the Company may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation.

(b) To be timely, the Notice of Proxy Access Nomination must be delivered to, or mailed to and received by, the Secretary of the Company no earlier than one hundred fifty (150) days and no later than one hundred twenty (120) days before the anniversary of the date that the Company issued its proxy statement for the previous year’s annual meeting of stockholders.

(c) The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Company’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (i) one or (ii) 10% of the total number of directors in office (rounded to the nearest whole number, but not less than one) as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 15 (the “Final Proxy Access Nomination Date”). In the event that one or more vacancies for any reason occurs in the class of directors to be elected at such annual meeting after the Final Proxy Access Nomination Date but before the date of the annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the maximum number of Stockholder Nominees included in the Company’s proxy materials shall be calculated based on the number of directors to be elected at such annual meeting as so reduced. Any individual nominated by an Eligible Stockholder for inclusion in the Company’s proxy materials pursuant to this Section 15 whom the Board of Directors decides to nominate as a nominee of the Board of Directors shall be counted as one of the Stockholder Nominees for purposes of determining when the maximum number of Stockholder Nominees provided for in this Section 15 has been reached. Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Company’s proxy materials pursuant to this Section 15 shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Company’s proxy statement in the event that the total number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 15 exceeds the maximum number of nominees provided for in this Section 15. In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 15 exceeds the maximum number of nominees provided for in this Section 15, the highest ranking Stockholder Nominee who meets the requirements of this Section 15 from each Eligible Stockholder will be selected for inclusion in the Company’s proxy materials until the maximum number is reached, going in order of the amount (largest to smallest) of shares of common stock of the Company each Eligible Stockholder disclosed as “owned” (as defined below in Section 15(d)) in its respective Notice of Proxy Access Nomination submitted to the Company. If the maximum number is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 15 from each Eligible Stockholder has been selected, this process will continue as many times as necessary, following the same order each time, until the maximum number is reached. Notwithstanding anything to the contrary contained in this Section 15, if the Company receives notice pursuant to Section 11 of these Bylaws that a stockholder intends to nominate for election at such meeting a number of nominees greater than or equal to 50% or more of the total number of directors to be elected at such meeting, no Stockholder Nominees will be included in the Company’s proxy materials with respect to such meeting pursuant to this Section 15.

(d) For purposes of this Section 15, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of common stock of the Company as to which the stockholder possesses both:

(i)                         the full voting and investment rights pertaining to the shares; and

(ii)                      the full economic interest in (including the opportunity for profit from and full risk of loss on) such shares;

provided that the number of “owned” shares calculated in accordance with clauses (i) and (ii) shall not include any shares:

(x)                     sold by such stockholder or any of its affiliates in any transaction that has not been settled or closed;

(y)                     borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or any of its affiliates pursuant to an agreement to resell; or

(z)                      subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the Company, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of:

(1)                     reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares; and/or

(2)                     hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or its affiliates.

A stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s ownership of shares shall be deemed to continue during any period in which the stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the common stock of the Company are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof, in each case, in its sole discretion. For purposes of this Section 15, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations under Exchange Act. An Eligible Stockholder shall include in its Notice of Proxy Access Nomination the number of shares it is deemed to own for purposes of this Section 15.

(e) In order to make a nomination pursuant to this Section 15, an Eligible Stockholder must have owned (as defined above) the Required Ownership Percentage (as defined below) of the Company’s outstanding common stock (the “Required Shares”) continuously for the Minimum Holding Period (as defined below) as of both the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Company in accordance with this Section 15 and the record date for determining the stockholders entitled to vote at the annual meeting and must continue to own the Required Shares through the meeting date. For purposes of this Section 15, the “Required Ownership Percentage” is 5% or more, and the “Minimum Holding Period” is 3 years. Within the time period specified in this Section 15 for delivering the Notice of Proxy Access Nomination, an Eligible Stockholder must provide the following information in writing to the Secretary of the Company:

(i)                         one or more written statements from the record holder of the shares (and from each intermediary through which the shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven calendar days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Company, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date;

(ii)                      a copy of the Schedule 14N that has been filed with the SEC as required by Rule 14a-18 under the Exchange Act;

(iii)                   the information, representations and agreements that are the same as those that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 11 of these Bylaws;

(iv)                  the consent of each Stockholder Nominee to being named in the proxy statement as a nominee and to serving as a director if elected;

(v)                     a representation that the Eligible Stockholder:

(A)                   acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Company, and does not presently have such intent,

(B)                   presently intends to maintain qualifying ownership of the Required Shares through the date of the annual meeting,

(C)                   has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors,

(D)                   agrees to comply with all applicable laws and regulations applicable to the use, if any, of soliciting material, and

(E)                    will provide facts, statements and other information in all communications with the Company and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(vi)                  a representation that the Eligible Shareholder intends to maintain qualifying ownership of the Required Shares for at least one year following the annual meeting; and

(vii)               an undertaking that the Eligible Stockholder agrees to:

(A)                   assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Company or out of the information that the Eligible Stockholder provides to the Company; and

(B)                   indemnify and hold harmless the Company and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Company or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 15.

(f) Within the time period specified in this Section 15 for delivering the Notice of Proxy Access Nomination, a Stockholder Nominee must deliver to the Secretary of the Company a written representation and agreement that such person:

(i)                         will act as a representative of all of the stockholders of the Company while serving as a director;

(ii)                      is not or will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such Stockholder Nominee, if elected as a director of the Company, will act or vote as a director on any issue or question to be decided by the Board of Directors;

(iii)                   is not or will not become a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Company or a wholly owned subsidiary of the Company, and has not or will not receive any such compensation or other payment from any person or entity other than the Company or a wholly owned subsidiary of the Company, in each case in connection with candidacy or service as a director of the Company (other than agreements providing for indemnification and/or reimbursement of out-of-pocket expenses in connection with candidacy or service as a director);

(iv)                  will comply with the Company’s Code of Conduct, Corporate Governance Guidelines, and other policies and procedures, including corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines, and any other policies and guidelines applicable to directors; and

(v)                     will provide facts, statements and other information in all communications with the Company and its stockholders that are or will be true and correct in all material respects (and shall not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading).

At the request of the Company, the Stockholder Nominee(s) must submit all completed and signed questionnaires required of directors and officers of the Company. The Company may request such additional information as necessary to permit the Board of Directors to determine if each Stockholder Nominee is independent under the listing standards of the principal U.S. exchange upon which the common stock of the Company is listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Company’s directors.

(g) In the event that any information or communications provided by the Eligible Stockholder or the Stockholder Nominee to the Company or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Company in writing of any defect in such previously provided information and of the information that is required to correct any such defect.

(h) The Company shall not be required to include, pursuant to this Section 15, a Stockholder Nominee in its proxy materials for any meeting of stockholders:

(i)                         for which the Secretary of the Company receives a notice that a stockholder has nominated such Stockholder Nominee for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees for director set forth in Section 11 of these Bylaws;

(ii)                      if the Eligible Stockholder who has nominated such Stockholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors;

(iii)                   if the Stockholder Nominee is or becomes a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the Company or a wholly owned subsidiary of the Company, or has received any such compensation or other payment from any person or entity other than the Company or a wholly owned subsidiary of the Company, in each case in connection with candidacy or service as a director of the Company (other than agreements providing only for indemnification and/or reimbursement of out-of-pocket expenses in connection with candidacy or service as a director);

(iv)                  who is not independent under the listing standards of each principal U.S. exchange upon which the common stock of the Company is listed, any applicable rules of the SEC and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the Company’s directors, in each case as determined by the Board of Directors in its sole discretion;

(v)                     whose election as a member of the Board of Directors would cause the Company to be in violation of these Bylaws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. exchanges upon which the common stock of the Company is traded, or any applicable state or federal law, rule or regulation;

(vi)                  who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914;

(vii)               who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted (including through a plea of nolo contendere) in such a criminal proceeding within the past ten (10) years;

(viii)            who is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended;

(ix)                  if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Company in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading, as determined by the Board of Directors or any committee thereof, in each case, in its sole discretion; or

(x)                     the Eligible Stockholder or applicable Stockholder Nominee fails to comply with its obligations pursuant to this Section 15.

(i) Notwithstanding anything to the contrary set forth herein, the Board of Directors or the chairperson of the meeting of stockholders shall declare a nomination by an Eligible Stockholder to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Company, if:

(i)                         the Stockholder Nominee(s) and/or the applicable Eligible Stockholder shall have breached its or their obligations under this Section 15, as determined by the Board of Directors or the chairperson of the meeting of stockholders, in each case, in its or his sole discretion; or

(ii)                      the Eligible Stockholder (or a qualified representative thereof) does not appear at the meeting of stockholders to present any nomination pursuant to this Section 15.

(j) Any Stockholder Nominee who is included in the Company’s proxy materials for a particular annual meeting of stockholders but either:

(i)                         withdraws from or becomes ineligible or unavailable for election at the annual meeting; or

(ii)                      does not receive at least 25% of the votes cast in favor of such Stockholder Nominee’s election will be ineligible to be a Stockholder Nominee pursuant to this Section 15 for the next two annual meetings.

For the avoidance of doubt, this Section 15(j) shall not prevent any stockholder from nominating any person to the Board of Directors pursuant to and in accordance with Section 11 of these Bylaws.

(k)  The Board of Directors shall have the exclusive power and authority to interpret the provisions of Sections 11, 12 and 15 of these Bylaws and make all determinations deemed necessary or advisable in connection with Sections 11, 12 and 15. All such actions, interpretations and determinations that are done or made by the Board of Directors shall be final, conclusive and binding on the Company, the stockholders and all other parties.

*                    *                    *

Except as set forth in this Amendment No. 1 to the Amended and Restated Bylaws of Cloud Peak Energy Inc., the Amended and Restated Bylaws of Cloud Peak Energy Inc. remain in full force and effect.

This Amendment No. 1 to the Amended and Restated Bylaws of Cloud Peak Energy Inc. was approved by the stockholders at the 2015 Annual Meeting of Stockholders of Cloud Peak Energy Inc. held on May [    ], 2015.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage- paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. CLOUD PEAK ENERGY INC. 505 SOUTH GILLETTE AVENUE GILLETTE, WYOMING 82716 M83830-P62058 CLOUD PEAK ENERGY INC. Cloud Peak Energy Proposals: The Board of Directors recommends you vote FOR the following: 1. For Against Abstain Stockholder Proposal: ! ! ! Election of Directors Nominees1a. Colin Marshall The Board of Directors recommends you vote AGAINST proposal 5. For Against Abstain ! ! ! 1b. Steven Nance ! ! 5. If properly presented at the meeting, to consider and vote on a stockholder proposal regarding proxy access. ! The Board of Directors recommends you vote FOR proposals 2, 3 and 4. ! ! ! 2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2015 fiscal year. Other, If Applicable: 6. In their discretion, the management proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof. 3. To approve, on an advisory basis, the compensation of the company's named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission. ! ! ! ! ! ! 4. To approve an amendment to the Cloud Peak Energy Inc. Amended and Restated Bylaws regarding proxy access. For address change/comments, mark here.(see reverse for instructions) ! ! ! Please indicate if you plan to attend this meeting. Yes No Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K and the Notice and Proxy Statement are available at www.proxyvote.com. M83831-P62058 CLOUD PEAK ENERGY INC. Annual Meeting of Stockholders Gillette College Technical Center, 3251 South 4-J Road, Gillette, Wyoming 82718 May 13, 2015 9:00 AM MT This proxy is solicited by the Board of Directors The undersigned stockholder of Cloud Peak Energy Inc. hereby revokes any proxy or proxies previously granted and appoints Bryan Pechersky, Executive Vice President, General Counsel and Corporate Secretary, and Heath Hill, Executive Vice President and Chief Financial Officer, or either of them, as proxies, each with full powers of substitution and resubstitution, to represent and vote the shares of the undersigned at the above-stated Annual Meeting and at any adjournment(s) or postponement(s) thereof, with all the powers that the undersigned would possess if personally present at such Annual Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of Cloud Peak Energy Inc. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. ANY STOCKHOLDER SIGNING THIS PROXY THAT FAILS TO MARK ANY OF PROPOSALS 1 THROUGH 5 WILL BE DEEMED TO HAVE GIVEN THE DESIGNATED PROXIES COMPLETE DISCRETION IN VOTING HIS, HER OR ITS SHARES "FOR" EACH OF THE NOMINEES LISTED IN PROPOSAL 1, "FOR" PROPOSALS 2, 3 AND 4 AND "AGAINST" PROPOSAL 5. IF ANY SUCH PROPOSAL IS MARKED, A STOCKHOLDER'S SHARES WILL BE VOTED ON SUCH PROPOSAL IN ACCORDANCE WITH HIS, HER OR ITS INSTRUCTIONS. THE DESIGNATED PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTERS REFERRED TO IN ITEM 6. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED AS DESCRIBED IN THE PROXY STATEMENT. (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side Address change/comments